UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)

Address of Registrant	1 Main Street North
Minot, ND 58703

Name and Address of agent for service	Brent Wheeler, Mutual Fund Chief Compliance Officer Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	December 31
Date of reporting period	December 29, 2006

Item 1)	Reports to Stockholders.

Dear Shareholder:

Enclosed is the report of the operations of the Integrity All Season Fund (the “Fund”) for the year ended December 29, 2006.  The Fund’s portfolio and related financial statements are presented within for your review.

Relative Performance

The Integrity All Season Fund (Class A) finished 2006 up 6.13%*, including all distributions.  Currently, the Fund is benchmarked against the Morningstar “Moderate Allocation” category (+11.38%) which was until this year the only category that could approximately capture the objectives of our absolute return oriented Fund.  However, we feel this benchmark is inappropriate and are working toward our inclusion in their new Long/Short category as a more accurate benchmark for the Fund’s established risk and return objectives.

Absolute return strategies like the Fund have various objectives in terms of risk and return.  The vast majority attempt to earn between 3-5% above the risk free return of a treasury bill on a calendar year basis regardless of the action in the benchmark indexes.  Currently, the risk free rate on a t-bill is 4.11% setting the low end of the return objective at 7.11%.  The Fund also has an additional stated objective of attempting to earn 70% of the gain of the S&P 500 in a positive calendar year while avoiding 90% of any calendar year loss on the S&P 500.  Clearly the Fund failed to achieve that lofty goal as the S&P 500 index finished 2006 up +13.62%.

Why did the Fund under perform this year?  In hindsight, we have only the condition and the analysis of our technical model to blame.   As you may know, the Fund is managed using a top down approach, quantifying market risk and allocating assets appropriately.  In lower risk markets, the Fund can be very aggressive.  In high risk markets, the Fund simply cannot be aggressive by its design.  Despite the robust returns at the end of the year in the various equity indices, this was not a low risk year.  Our technical model is based on a composite of total market indicators including, breadth, volume, the number of new highs and new lows, sentiment figures, interest rates, momentum and of course price.  Our composite technical model was factually deteriorating or on outright sell signals for 144 of 256 trading days in 2006 (56%).  This type of environment is not one in which risk managed strategies make impressive returns, either relatively or absolutely.  Furthermore, to see market gains in double digits in this type of environment is extraordinary to say the least.  The Fund will offer its shareholders the greatest added value during periods of significant market decline as well as the early recovery period when risk of loss is substantially lower while our technical model is improving.  We look forward to the next market correction or even bear market decline to prove the merit of our risk management controls.  Until that time we will have to suffer in silence and tolerate one of the highest risk market environments of the last 3 years.

For the year, risk metrics are favorable with the Fund showing a beta of .50 and standard deviation of exactly 56% of the S&P 500.  Our Sharpe Ratio is positive at 0.35 and rising.

Current Allocations

The Fund has recently raised its cash position to 13% from a low of 8% in November.  We will continue to raise cash up to a target 20% as the underlying condition of our technical indicators continues to deteriorate.  We continue to hold a maximum 20% exposure to High Yield bonds through our partners at SMH Capital Advisors as well as a 7% position in short and intermediate term treasury bonds.  Equity is spread equally between stocks and ETFs for the remainder of assets.  ETFs held in the portfolio fulfill our exposure to internationals and leading sectors on a risk-adjusted basis.  Stock baskets are held in our “High Dividend” stock basket (mostly banks, financial services and utilities) as well as our “Early Recovery” stock basket (oversold consumer and cyclical stocks).  The Fund also carries a total of 2.4% in leveraged “short” ETFs to control daily volatility and generate positive alpha during sharp down moves in the broad stock market.  Of course, these same positions have a negative impact on positive returns for the Fund so our commitment to “shorts” will remain under 5% of assets (notional value) during up trends.

Pending Allocations and Forecasts

Forecasting beyond a couple months at this point is reserved for sensational media outlets.  The Gurus of CNBC are unanimously forecasting another year in the 13-15% range in the broad US stock market.  If history repeats, it will be anything but that.   When the stock market rebounded strongly this summer in the face of very poor technical evidence, it became obvious that traditional tools to guide investment behavior were no longer effective.  That continues to be the case.  Today, we see many similarities to the market action from January to April of 2006 as well as the final peak in stocks in year 2000.  Today our short term technical systems are moving to strong sells while the benchmark averages continue to hover at their highs.  Longer term systems are now also approaching levels associated with historical major peaks in stocks.  And yet complacency reigns as investors seemed only concerned about underperformance risk rather than the risk of real loss.  The stage is set for another substantial correction and one that should finally coincide with real economic weakness perhaps sooner rather than later.  The writing is on the wall; a protracted inverted yield curve, negative divergences between the transportation sector and the Dow Industrials, recent loss of leadership in technology and small caps and overly optimistic sentiment measures are the most glaring concerns.  Economically, consumers have begun to cut back, the real estate industry is under pressure and earnings expectations are now priced to perfection.  Accurately attempting to call a peak in the market has been a foolish endeavor in the last two years and we won’t go there.  However, the odds of a strong move higher in prices from these levels without a significant correction first, is very low.

Pending allocations are mostly defensive in nature.  The Fund has a high correlation to the mid cap indexes which, like our Fund just made a new high for the year.  Our first trades following a change of trend will be to hedge our portfolio with short positions against the S&P 500 mid cap indexes.  Unless we have new relative strength leaders to invest in, we plan to sell positions to cash as stops are hit.

As the manager of the All Season Fund, I sincerely appreciate your commitment and trust as shareholders.  This has been a challenging year especially for funds oriented toward absolute returns or attempt to effectively manage market risk.  2007 may very well be our year to shine.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Respectfully,

Samuel F. Jones

Senior Portfolio Manager

The views expressed are those of Samuel F. Jones and All Season Financial Advisors, Sub-Advisor to Integrity All Season Fund.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's web site at www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's web site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 29, 2006 (Unaudited)

American Depository Receipt (ADR)

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciaiton) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

Decrease in the value of an asset.

Exchange-traded Fund (ETF)

An index fund which is traded on the stock market.

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund's shares can be purchased. The offering price per share is the current net asset value plus any sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

TOP TEN HOLDINGS

(As a % of Net Assets)

1.	Berkshire Hathaway 'B'	8.3%
2.	IShares MSCI EAFE	5.5%
3.	IShares Lehman 7-10 Year Treasury	5.5%
4.	Utilities Select Sector SPDR Fund	4.3%
5.	Financial Select Sector SPDR	3.5%
6.	IShares Lehman Aggregate Bond Fund	2.5%
7.	IShares Dow Jones US Healthcare Sector Index Fund	2.3%
8.	Consumer Staples Select Sector SPDR	2.3%
9.	IShares MSCI Japan IN	2.1%
10.	Materials Select Sector SPDR	2.1%

The Fund’s holdings are subject to change at any time.

COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

B	63.4%
BB	12.5%
CCC	22.7%
NR	1.4%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from inception June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,052.94	$13.52
Class C	$1,000.00	$1,048.97	$17.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.82	$13.25
Class C	$1,000.00	$1,008.10	$16.97

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (2.65% for Class A and 3.40% for Class C), multiplied by the average account value over the period, multiplied by 179/360 days.  Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 5.29% for the six-month period from June 30, 2006 to December 29, 2006.  Class C’s ending account value in the “Actual” section of the table is based on its actual total return of 4.90% for the six-month period from June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ended December 29, 2006
Integrity All Season Fund				Since Inception
Class A	1 year	5 year	10 year	(August 8, 2005)
Without Sales Charge	6.13%	N/A	N/A	4.72%
With Sales Charge (5.75%)	0.04%	N/A	N/A	0.36%

Lipper Mixed-Asset Target Allocation Moderate Index*	1 year	5 year	10 year	Since Inception (August 8, 2005)
	12.02%	N/A	N/A	10.21%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(August 8, 2005)
	15.79%	N/A	N/A	13.18%

	For periods ended December 29, 2006
Integrity All Season Fund				Since Inception
Class C	1 year	5 year	10 year	(August 8, 2005)
Without CDSC	5.32%	N/A	N/A	3.99%
With CDSC (1.00%)	4.32%	N/A	N/A	3.28%
Lipper Mixed-Asset Target Allocation Moderate Index*	1 year	5 year	10 year	Since Inception (August 8, 2005)
	12.02%	N/A	N/A	10.21%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(August 8, 2005)
	15.79%	N/A	N/A	13.18%

* The Lipper Balanced Fund Index (referenced in the Fund’s December 30, 2005 annual report) is no longer available for use as a benchmark.

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity All Season Fund, Lipper Mixed-Asset Target Allocation Moderate Index, and S&P 500 Index

Class A Shares
	Integrity All Season Fund w/o Sales Charge	Integrity All Season Fund w/Max Sales Charge	Lipper Mixed-Asset Target Allocation Moderate Index*	S&P 500 Index
08/08/05	$10,000	$9,425	$10,000	$10,000
2005	$10,047	$9,469	$10,221	$10,259
2006	$10,663	$10,050	$11,449	$11,880

* The Lipper Balanced Fund Index (referenced in the Fund’s December 30, 2005 annual report) is no longer available for use as a benchmark.

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Consideration and Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory and investment sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (“independent trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Integrity Money Management, Inc., the Fund’s Investment Adviser (“the Investment Adviser” or “Adviser”), that is deemed reasonably necessary to evaluate the terms of the Management and Investment Advisory Agreement (“Advisory Agreement”). The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Advisory Agreement between the All Season Fund and the Investment Adviser, the Investment Sub-Advisory Agreements (“Sub-Advisory Agreements”), between the Investment Adviser and All Season Financial Advisors, Inc. (“ASFA”) and between the Investment Adviser and SMH Capital Advisors, Inc. (“SMH”).

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Investment Adviser’s services and fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Investment Adviser, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services to be provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Investment Adviser.  The Trustees also considered any ancillary benefits to the Investment Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Investment Adviser, and the representations from the Investment Adviser that the Integrity All Season Fund’s portfolio managers, Sam Jones (ASFA) and Jeffrey A. Cummer/Dwayne Moyers (SMH), will continue to manage the Fund in substantially the same way as it had been managed previously.  The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds:  Although the Fund’s net expense ratio of 2.65% for the Class A shares and 3.40% for the Class C shares was slightly higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of ASFA, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the All Season Fund and its shareholders.

Board Consideration and Approval of Sub-Advisory Agreement with All Season Financial Advisors, Inc.

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Investment Adviser and ASFA with respect to the All Season Fund, the Trustees requested information from ASFA that they believed to be reasonably necessary to reach their conclusion.  The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board is satisfied with ASFA’s portfolio manager representations to manage the Fund.  The Board was satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance achieved by ASFA.  Based on the review of ASFA by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, its code of ethics, and Advisory Policy and Procedure Manual, the Board felt that the overall nature and quality of services are satisfactory.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Sam Jones has had success in reaching positive returns in his separate accounts business using a similar strategy over the last 10 years in both up and down markets.  A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund. The Board is satisfied with ASFA’s representations regarding its staffing and capabilities to manage the All Season Fund, including the retention of personnel with significant relevant portfolio management experience.

Investment Performance: The Fund has underperformed its relative benchmark for the YTD, 1-year, and since inception periods as of September 29, 2006. However, the Fund has positive returns for the periods mentioned above as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term capital appreciation.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to ASFA to be fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Sub-adviser does not realize material direct benefits from its relationship with the Fund.  The Sub-adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of ASFA, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the All Season Fund and its shareholders.

Board Consideration and Approval of Sub-Advisory Agreements with SMH Capital Advisors, Inc.

In determining whether it was appropriate to approve the Sub-Advisory Agreements between the Investment Adviser and SMH, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion.  The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH.  Based on the review of SMH by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, its code of ethics, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory.

Various personnel furnishing such services and their duties and qualifications: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund. A detailed biography of the portfolio managers was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund. The Board is satisfied with SMH’s representations regarding its staffing and capabilities to manage the All Season Fund, including the retention of personnel with significant relevant portfolio management experience.

Investment Performance: The Fund has underperformed its relative benchmark for the YTD, 1-year, and since inception periods as of September 29, 2006. However, the Fund has positive returns for the periods mentioned above as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term capital appreciation.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Sub-adviser does not realize material direct benefits from its relationship with the Fund.  The Sub-adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreements would be in the best interest of the All Season Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Jones is paid a base salary by ASFA, and is eligible to participate in ASFA’s retirement plan arrangements.  Since ASFA’s profits are expected to increase as assets increase, Mr. Jones is expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the All Season Fund) increase.  Under the Sub-Advisory Agreement between Integrity Money Management and ASFA, ASFA will be entitled to an increase in its compensation as assets in the All Season Fund increase.  As of December 31, 2006, both Jeffrey Cummer and Dwayne Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH Capital Advisers, the Sub-Adviser.  The profitability bonus is based on a percentage of the profits of SMH over $1,000,000.  Since profits are expected to increase as assets increase, both Jeffrey Cummer and Dwayne Moyers are expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the All Season Fund) increase.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments  December 29, 2006

Name of Issuer
Percentages represent the market value of each investment category to total net assets			Quantity	Market Value

COMMON STOCK (32.2%)

Banks (1.9%)
Associated Banc-Corp			1,735	$60,517
Bank of America			1,053	56,220
Citigroup Inc			1,133	63,108
J.P. Morgan Chase & Co.			1,907	92,108
US Bancorp			1,701	61,559
				333,512

Basic Materials (1.5%)
Barrick Gold Corp.			8,339	256,007

Broadcasting (1.1%)
*Dun & Bradstreet Corp			1,153	95,457
Time Warner Inc.			4,543	98,947
				194,404
Building Materials (0.6%)
Pulte Homes Inc.			2,815	93,233

Chemicals (0.4%)
RPM International Inc.			2,889	60,351

Computer Hardware (1.0%)
*Dell Inc.			3,690	92,582
Intel Corp.			4,376	88,614
				181,196
Consumer Products (2.0%)
GAP Inc.			4,636	90,402
Limited Brands Inc.			3,121	90,322
Mattel, Inc			4,247	96,237
UST Inc.			1,029	59,888
				336,849
Diversified Electronic (0.3%)
Scana Corp			1,380	56,056

Drugs and Pharmaceuticals (2.3%)
Bristol-Myers Squibb			3,621	95,305
Johnson & Johnson			4,594	303,296
				398,601
Electrical Components & Equip. (0.8%)
*Suntech Power Holdings - ADR			4,229	143,828

Energy (3.8%)
Ameren Corp.			1,051	56,470
American Electric Power			1,378	58,675
CenterPoint Energy Inc.			3,712	61,545
Duke Energy			1,825	60,608
Entergy Corp			1,299	119,924
FPL Group Inc			2,259	122,935
Nicor Inc.			1,184	55,411
Progress Energy Inc.			1,241	60,908
Southern Co.			1,586	58,460
				654,936
Financial (3.7%)
AllianceBernstein Holding L.P.			735	59,094
Barclays PLC ADR			1,010	58,721
H&R Block Inc.			4,061	93,565
HSBC Holdings PLC ADR			592	54,257
National City Corp			1,553	56,778
Regions Financial Corp			1,752	65,525
Wachovia Corp.			1,024	58,317
Washington Mutual, Inc.			1,947	88,569
First Data Corp.			3,789	96,695
				631,521
Healthcare (0.5%)
IMS Health Inc.			3,300	90,684

Hotels (0.5%)
Yum Brands			1,583	93,080

Industrial Gases (0.4%)
ONEOK, Inc.			1,389	59,894

Insurance (8.3%)
*Berkshire Hathaway 'B'			392	1,437,072

Office Supplies (0.5%)
*Xerox Corp			5,557	94,191

Oil And Gas Operations (1.6%)
*Buckeye Partners LP			1,268	58,937
Encana Corporation			2,332	107,155
NiSource, Inc.			2,399	57,816
TransCanada Corporation ADR			1,710	59,764
				283,672

Real Estate Investment Trusts (0.4%)
Host Hotels & Resorts			2,468	60,589

Restaurants (0.6%)
McDonalds Corp			2,186	96,905

TOTAL COMMON STOCKS (COST: $5,208,367)				$5,556,581

EXCHANGE TRADED FUNDS (36.6%)
Consumer Staples Select Sector SPDR			15,106	395,475
Financial Select Sector SPDR			16,286	598,348
IShares Dow Jones US Healthcare Sector Index Fund			6,000	398,460
IShares Lehman 7-10 Year Treasury			11,412	940,805
IShares Lehman Aggregate Bond Fund			4,302	428,909
IShares MSCI EAFE			12,853	941,097
IShares MSCI Emerging Markets ETF			3,055	348,789
IShares MSCI Japan IN			25,124	357,012
Materials Select Sector SPDR			10,129	353,300
Powershares Aero & Defense			13,317	247,297
Technology Select Sector SPDR Fund			13,620	317,074
Ultrashort Midcap400 Proshares			2,092	130,583
UltraShort QQQ Proshares			2,407	131,061
Utilities Select Sector SPDR Fund			20,079	737,301

TOTAL EXCHANGE TRADED FUNDS (COST: $6,144,645)				$6,325,511

	Coupon Rate	Maturity	Principal Amount
CORPORATE BONDS (20.9%)

Auto-Cars/Light Trucks (1.0%)
United Rentals North	6.500%	02/15/2012	$175,000	$172,812

Broadcast Serv/Program (2.0%)
Sirius Satellite Radio	9.625	08/01/2013	177,000	174,124
XM Satellite Radio	9.750	05/01/2014	174,000	173,130
				347,254
Building-Residential/Commer (4.5%)
K Hovnanian Enterprises	6.250	01/15/2016	74,000	69,375
Kimball Hill Inc.	10.500	12/15/2012	191,000	177,630
M/I Homes Inc.	6.875	04/01/2012	76,000	68,590
Standard Pacific Corporation	6.250	04/01/2014	77,000	71,899
Tech Olympic USA, Inc.	7.500	03/15/2011	45,000	37,350
Tech Olympic USA, Inc.	7.500	01/15/2015	155,000	121,675
WCI Communities	9.125	05/01/2012	35,000	33,600
WCI Communities Inc	6.625	03/15/2015	98,000	84,525
William Lyon Homes	10.750	04/01/2013	80,000	76,600
William Lyon Homes	7.500	02/15/2014	48,000	40,320
				781,564
Casino Hotels (3.5%)
155 E Tropicana LLC	8.750	04/01/2012	203,000	174,072
Boyd Gaming Corp.	6.750	04/15/2014	177,000	176,779
Magna Entertainment	7.250	12/15/2009	20,000	19,090
Trump Entertainment Resorts	8.500	06/01/2015	175,000	175,000
Wynn Las Vegas	6.625	12/01/2014	65,000	64,594
				609,535
Construction Materials (1.0%)
US Concrete Inc.	8.375	04/01/2014	176,000	172,040

Electronic Comp-Semicon (2.0%)
Amkor Technologies	9.250	06/01/2016	40,000	39,100
Amkor Technologies, Inc.	7.750	05/15/2013	138,000	127,305
Stoneridge Inc.	11.500	05/01/2012	170,000	175,525
				341,930
Finance - Auto Loans (1.0%)
Ford Motor Credit Co	7.000	10/01/2013	184,000	176,658

Food - Retail (1.0%)
Landry's Restaurant	7.500	12/15/2014	180,000	175,950

Medical - Hospitals (0.8%)
Tenet Healthcare	6.875	11/15/2031	153,000	123,165
Tenet Healthcare Corp.	9.875	07/01/2014	8,000	8,150
				131,315

Miscellaneous Manufacturer (0.7%)
Propex Fabrics Inc.	10.000	12/01/2012	132,000	116,655

Oil Co. - Explor. & Prod. (0.8%)
Clayton William Energy	7.750	08/01/2013	142,000	130,285

Resorts - Themeparks (1.0%)
Six Flags Inc.	9.750	04/15/2013	185,000	173,669

Retail - Jewelry (1.0%)
Finlay Fine Jewelry Corp	8.375	06/01/2012	181,000	173,760

Telecom Services (0.6%)
Grande Communications	14.000	04/01/2011	65,000	70,362
PacWest Telecom Inc.	13.500	02/01/2009	106,000	31,800
				102,162

TOTAL CORPORATE BONDS (COST: $3,656,554)				$3,605,589

SHORT-TERM SECURITIES (11.2%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $1,934,961)			1,934,961	$1,934,961

TOTAL INVESTMENTS IN SECURITIES (COST: $16,944,527)				$17,422,642
OTHER ASSETS LESS LIABILITIES				(148,652)

NET ASSETS				$17,273,990

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Assets and Liabilities December 29, 2006

ASSETS
Investments in securities, at value (cost: $16,944,527)	$17,422,642
Accrued dividends receivable	17,799
Accrued interest receivable	80,202
Prepaid expenses	15,358
Receivable for fund shares sold	2,000
Total Assets	$17,538,001

LIABILITIES
Payable to affiliates	$31,359
Accrued expenses	10,945
Disbursements in excess of demand deposit cash	96,913
Payable for fund shares redeemed	124,794
Total Liabilities	$264,011

NET ASSETS	$17,273,990

Net assets are represented by:
Paid-in capital	$16,795,852
Accumulated undistributed net investment income	23
Unrealized appreciation on investments	478,115
Total amount representing net assets applicable to
1,676,503 outstanding shares of no par common stock
(unlimited shares authorized)	$17,273,990

Net Assets Consist of:
Class A	$15,738,745
Class C	$1,535,245
Total Net Assets	$17,273,990

Shares Outstanding:
Class A	1,526,082
Class C	150,421

Net Asset Value per share:
Class A	$10.31
Class A – offering price (based on sales charge of 5.75%)	$10.94
Class C	$10.21

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Operations For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$393,963
Dividends	203,997
Total Investment Income	$597,960

EXPENSES
Investment advisory fees	$310,031
Distribution (12b-1) fees Class A	36,122
Distribution (12b-1) fees Class C	9,594
Transfer agent fees	32,836
Accounting service fees	37,750
Administrative service fees	31,319
Transfer agent out-of-pocket expense	331
Custodian fees	9,296
Professional fees	11,912
Trustees fees	2,285
Reports to shareholders	2,085
License, fees, and registrations	21,941
Insurance expense	186
Audit fees	10,327
Other fees	390
Total Expenses	$516,405
Less expenses waived or absorbed by the Fund’s manager	(100,890)
Total Net Expenses	$415,515

NET INVESTMENT INCOME (LOSS)	$182,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$507,224
Net change in unrealized appreciation (depreciation) of investments	269,845
Net Realized and Unrealized Gain (Loss) on Investments	$777,069
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$959,514

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the period since inception (August 8, 2005) through December 30, 2005

	For The Year Ended December 29, 2006	For The Period Since Inception (August 8, 2005) Through December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$182,445	$28,988
Net realized gain (loss) on investment transactions	507,224	(154,949)
Net change in unrealized appreciation (depreciation) on investments	269,845	208,270
Net Increase (Decrease) in Net Assets Resulting From Operations	$959,514	$82,309

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.11 and $.03 per share)	$(166,339)	$(28,279)
Class C ($.11 and $.03 per share)	(16,083)	(1,000)
Distributions from net realized gain on investment transactions:
Class A ($.22 and $.00 per share)	(321,226)	0
Class C ($.21 and $.00 per share)	(31,050)	0
Total Dividends and Distributions	$(534,698)	$(29,279)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$9,804,456	$12,005,119
Class C	1,270,501	372,518
Proceeds from reinvested dividends:
Class A	349,393	23,454
Class C	46,703	956
Cost of shares redeemed:
Class A	(5,601,506)	(1,303,988)
Class C	(171,462)	0
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$5,698,085	$11,098,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,122,901	$11,151,089

NET ASSETS, BEGINNING OF PERIOD	11,151,089	0
NET ASSETS, END OF PERIOD	$17,273,990	$11,151,089
Undistributed Net Investment Income	$23	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 29, 2006

Note 1.  ORGANIZATION

The Integrity All Season Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  The Fund seeks to provide long-term growth of capital.  Fund commenced operations on August 8, 2005, under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the Trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the Trust was renamed “The Integrity Funds”.

For the period from inception (August 8, 2005) through December 30, 2005, Class A shares were sold with an initial sales charge of 1.50%.  The Integrity Funds received an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.

Class A shares are sold with a distribution fee of up to 0.25% on an annual basis.  Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge (“CDSC”) of 1.00% if shares are redeemed within 12 months of purchase.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	For The Period From Inception (August 8, 2005) Through December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	518,629	29,279
Long-term Capital Gains	16,069	0
Total	$534,698	$29,279

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$23	$0	$23	$0	$478,115	$478,138

For the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 29, 2006, distribution fees were the only class-specific expenses.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 1,676,503 and 1,112,430 shares were outstanding at December 29, 2006 and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	For The Year Ended December 29, 2006	For The Period From Inception (August 8, 2005) Through December 30, 2005	For The Year Ended December 29, 2006	For The Period From Inception (August 8, 2005) Through December 30, 2005
Shares sold	960,349	1,203,904	125,014	37,521
Shares issued on reinvestment of dividends	33,790	2,331	4,565	95
Shares redeemed	(542,870)	(131,421)	(16,775)	0
Net increase (decrease)	451,269	1,074,814	112,804	37,616

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 2.00% of the Fund’s average daily net assets.  The Fund has recognized $224,594 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $17,917 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2007, so that the Net Annual Operating Expenses of the Integrity All Season Fund Class A shares do not exceed 2.65%, and Class C shares do not exceed 3.40%.  After such date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

For the year ended December 29, 2006, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$36,122	$14,493
Class C Shares	$9,594	$961

Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $32,836 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $3,334 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $37,750 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $3,212 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $31,319 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $2,621 at December 29, 2006 for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $51,734,936 and $44,340,791, respectively, for the year ended December 29, 2006.

Note 6.  INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was $16,944,527.  The net unrealized appreciation of investments based on the cost was $478,115, which is comprised of $639,666 aggregate gross unrealized appreciation and $161,551 aggregate gross unrealized depreciation.

Note 7.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 29, 2006	For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$10.00

Income from Investment Operations:
Net investment income (loss)	$.11	$.03
Net realized and unrealized gain (loss) on investment transactions	.51	.02
Total Income (Loss) From Investment Operations	$.62	$.05

Less Distributions:
Dividends from net investment income	$(.11)	$(.03)
Distributions from net realized gains	(.22)	.00
Total Distributions	$(.33)	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.31	$10.02

Total Return	6.13%(B)	1.19%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,739	$10,775
Ratio of net expenses (after expense assumption) to average net assets	2.65%(C)	2.65%(C)(D)
Ratio of net investment income to average net assets	1.15%	0.89%(D)
Portfolio turnover rate	371.65%	145.78%

(A) Excludes maximum sales charge of 1.50%.

(B) Excludes maximum sales charge of 5.75%. The Integrity Funds received an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”) for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.

(C) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $94,603 and $44,509.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.30% and 4.03%.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class C Shares

	For The Year Ended December 29, 2006	For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

Income from Investment Operations:
Net investment income (loss)	$.11	$.03
Net realized and unrealized gain (loss) on investment transactions	.42	.00
Total Income (Loss) From Investment Operations	$.53	$.03

Less Distributions:
Dividends from net investment income	$(.11)	$(.03)
Distributions from net realized gains	(.21)	.00
Total Distributions	$(.32)	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.21	$10.00

Total Return	5.32%(A)	0.68%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,535	$376
Ratio of net expenses (after expense assumption) to average net assets	3.40%(B)	3.40%(B)(C)
Ratio of net investment income to average net assets	1.67%	1.33%(C)
Portfolio turnover rate	371.65%	145.78%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $6,287 and $1,359.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.06% and 5.16%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Integrity All Season Fund

We have audited the accompanying statement of assets and liabilities of the Integrity All Season Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 29, 2006 and the period since inception (August 8, 2005) through December 30, 2005, and the financial highlights for the year ended December 29, 2006 and the period since inception (August 8, 2005) through  December 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements  and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 29, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity All Season Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, changes in its net assets for the year then ended and the period since inception (August 8, 2005) through December 30, 2005, and financial highlights for the year ended December 29, 2006, and the period since inception (August 8, 2005) through December 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Fund”) for the year ended December 29, 2006.  The Fund’s portfolio and related financial statements are presented within for your review.

Integrity Growth & Income Fund (IGIAX) continues to keep overall risk low, given the advanced stage of the bull market and the weakening economy. Morningstar, for example, gives us a very low beta of only 0.77 vs. our best fit index, the Russell 1000.  The Fund’s 13-month standard deviation (the best overall measure of risk) is 1.72%, vs. 2.82% for the Value Line Arithmetic Composite, which we view as the best proxy for overall market risk – only 61% as much risk as the overall market.

Despite our very low risk, we have nearly kept pace with the S&P 500. On a raw numbers basis for the 2006 period ended December 29, the Fund’s return was 15.04%*, compared with a total return of 15.79% for the S&P 500. Our year-end cash position is approximately 14.5%, plus a 4% short position against the small cap segment of the market.

In my opinion, alpha is the best measure of the ability of your fund manager, as discussed further below. Morningstar gives the Fund a 3-year alpha of +2.88 vs. the S&P 500, as of December 29, 2006. In other words, active management has added an extra 2.88% more of annual return to your Fund over the last 3 years than we should have earned, based on our level of risk. I am quite happy with our results, with a significant positive 3-year alpha, despite a much lower beta than that of the S&P 500.

For the first time in 3 years, our risk-adjusted return has fallen below that of the S&P 500, as we have become more aggressive in lowering the Fund’s risk. We have purchased more conservative companies at larger discounts to fair value recently, and this segment of the market did not keep pace with the overall market in the strong rally the last half of 2006. As I explained in our Semi-annual report, we added a significant short position in June to move our risk metrics back into safer territory after seeing risk rise mid-year.

This short position was used only to control risk. It is not a bet that we are about to enter a bear market, which is not the kind of thing we do, but it has produced a drag on the fund during strong rallies. We sold 75% of our short position near year-end, after our strategy had accomplished its goal of restoring our risk to a level consistent with where we should be near the end of an aging bull market with stocks priced at well above fair value, deteriorating risk metrics across nearly all major asset classes, an inverted yield curve, and a rapidly weakening North American economy and housing market.

For a conservatively managed fund under such risky market conditions, I view a slightly lower return as an acceptable trade-off for the price of keeping risk low, as I explain further below. While we would prefer to beat the market all the time, of course, no management strategy has ever been devised that can do this, and we are configured more at present to protect against downside risk for the reasons given above. The results are presented below.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, 1 year ended 12/29/06

	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
IGIAX	15.04%	1.72%	8.76%
S&P 500	15.79%	1.55%	10.19%

Note:  Standard Deviation is measured over the most recent 13 monthly total returns.

Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

Alpha Chasers vs. Beta Huggers

There are two basic ways fund managers can make money in stocks. You can calibrate your return to that of the market by focusing on beta, or volatility, relative to an appropriate index. A beta of 1.00 vs. the S&P 500 Index, for example, means a fund is exactly as volatile, on average, as the index. A beta over 1.00 is riskier, below 1.00 is less risky.

The other way is to try to earn a consistently positive alpha. Alpha is a classical measure of how much additional return a portfolio manager’s investment decisions have added to the return of his or her fund after expenses, vs. the return of a similar unmanaged index. Positive is good, the more positive the better. A negative alpha means your manager’s active investment management decisions have actually lost the fund money. An alpha around zero means active management isn’t adding anything to the fund’s value.

Investors should understand these two approaches, and their consequences. Index funds, for instance, are “beta huggers.”  They try to avoid any departure at all from the overall risk and return of their chosen index, hugging close to it.  “Alpha chasers,” in contrast, focus only on methodologies and investment decisions that are likely to add measurable alpha, or value, to a fund above what would be expected, given their level of risk. Both alpha and beta are easily measurable; the only question is which one your fund manager is focusing on.

Just so you know, we are “alpha chasers.” We aren’t going to knock the cover off the ball in bull markets, although our controlled risk discipline does allow risk to rise somewhat at the bottom of market cycles and early in bull markets, while keeping it low in later stages of bull markets or in bear markets. We expect to outperform significantly in down markets, and we strive to earn a higher risk-adjusted return over a market cycle, and more “excess” return, or alpha, than implied by our level of risk in all markets.

We have again become very conservative the last half of 2006, as the economy has progressively weakened, and our risk measurement tools tell us to decrease risk. While this may reduce our relative returns a bit shorter term, we believe it will pay off when the market enters the inevitable down part of the overall market cycle. Unlike “beta huggers,” we believe money can be made in any kind of stock market, and we have developed a discipline that we think gives us a good chance of doing so through a focus on earning a positive alpha.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest and IPS Advisory, Inc., Sub-Adviser to Integrity Growth & Income Fund.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's web site at www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 29, 2006 (Unaudited)

American Depository Receipt (ADR)

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Depreciation

Decrease in the value of an asset.

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund

Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

T – Technology	24.8%
S – Services	14.8%
B – Basic Materials	9.2%
O – Other	8.0%
R – Repurchase Agreement	6.5%
F – Financial	5.8%
CG – Capital Goods	5.7%
HC – Healthcare	5.0%
CC – Consumer Cyclical	4.8%
I – Industrial Goods	4.2%
C – Conglomerates	3.4%
CS – Consumer Staples	3.1%
CD – Consumer Discretionary	2.5%
E – Energy	2.2%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(as a % of Net Assets)

1.	Wells Fargo Repurchase Agreement	6.5%
2.	RenaissanceRe Holdings Ltd.	5.8%
3.	Raytheon Co.	5.7%
4.	John Wiley & Sons, Inc.	5.4%
5.	IBM	5.2%
6.	Royal Dutch Shell PLC - ADR	5.2%
7.	Microsoft Corp.	5.2%
8.	Portfolio Recovery Associates	5.0%
9.	Johnson & Johnson	5.0%
10.	Xerox Corp	4.8%

The Fund’s holdings are subject to change at any time.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,113.53	$8.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.06	$8.01

* Expenses are equal to the annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 11.35% for the six month period of June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
					Since Inception
Integrity Growth & Income Fund	1 year	3 year	5 year	10 year	(January 3, 1995)
Without Sales Charge	15.04%	12.06%	4.79%	7.62%	10.29%
With Sales Charge (5.75%)	8.43%	9.88%	3.55%	6.98%	9.75%

					Since Inception
Lipper Mlt-Cap Core Index	1 year	3 year	5 year	10 year	(January 3, 1995)
	14.14%	11.56%	7.37%	8.34%	11.16%
					Since Inception
S&P 500 Index	1 year	3 year	5 year	10 year	(January 3, 1995)
	15.79%	10.44%	6.19%	8.42%	11.77%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millennium Fund.  The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millennium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  IPS Advisory, Inc. served as investment adviser to the Fund from January 3, 1995 to April 22, 2005.  Since April 22, 2005, IPS Advisory, Inc. has served as sub-adviser to the Fund.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Growth & Income Fund, Lipper Mlt-Cap Core Index, and the S&P 500 Index

	Integrity Growth & Income Fund w/o Sales Charge	Integrity Growth & Income Fund w/Max Sales Charge	Lipper Mlt- Cap Core Index	S&P 500 Index
1996	$10,000	$ 9,425	$10,000	$10,000
1997	$12,144	$11,443	$12,627	$13,336
1998	$17,039	$16,055	$14,988	$17,148
1999	$37,277	$35,125	$18,100	$20,756
2000	$28,593	$26,943	$17,496	$18,866
2001	$16,498	$15,546	$15,613	$16,624
2002	$11,947	$11,257	$12,219	$12,950
2003	$14,810	$13,955	$16,045	$16,664
2004	$16,572	$15,615	$18,033	$18,478
2005	$18,196	$17,146	$19,515	$19,385
2006	$20,842	$19,639	$22,275	$22,447

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millennium Fund.  The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millennium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  IPS Advisory, Inc. served as investment adviser to the Fund from January 3, 1995 to April 22, 2005.  Since April 22, 2005, IPS Advisory, Inc. has served as sub-adviser to the Fund.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services”), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

The approval and the continuation of a fund’s investment advisory and investment sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s Investment Adviser that is deemed reasonably necessary to evaluate the terms of the Management and Investment Advisory Agreement (“Advisory Agreement”). The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Advisory Agreement, between the Growth & Income Fund and Integrity Money Management, Inc., and the Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”), between the Investment Adviser and IPS Advisory, Inc. (“IPS Advisory”).

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Investment Adviser’s services and fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Investment Adviser, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services to be provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Investment Adviser.  The Trustees also considered any ancillary benefits to the Investment Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Investment Adviser, and the representations from the Investment Adviser that the Integrity Growth & Income Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed previously.  The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds:  The Fund’s net expense ratio of 1.60% for the Class A shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

Board Approval of Sub-Advisory Agreement with IPS Advisory

In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and IPS Advisory, the Trustees requested information from IPS Advisory that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Sub-Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, and the proposed sub-advisory fee and other fund expenses compared to the level of sub-advisory fees and expenses paid by other similar funds.  In reviewing the Sub-Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, and the nature and quality of the services provided. The Trustees also considered any ancillary benefits to the Sub-adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services:  The Board is satisfied with IPS Advisory’s portfolio manager representations to manage the Fund. Based on the review of IPS Advisory by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, its code of ethics, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory.

Various personnel furnishing such services and their duties and qualifications:  The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years.  A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance:  Although the Fund has outperformed its relative benchmark for the YTD and 1-year periods, it has underperformed its relative benchmark for the 5-year, and 10-year periods as of September 29, 2006. The Fund has positive returns for the periods mentioned above as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term growth of capital with dividend income as a secondary objective.

Analysis of the rates charged by other investment advisers of similar funds:  The Board considered the sub-advisory fees paid to IPS Advisory to be fair and reasonable, in light of the sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the sub-adviser does realize a material direct benefit from its relationship with the Fund.  The sub-adviser participates in a soft dollar arrangement from securities trading in the Fund.  This arrangement is between IPS Advisory, Inc. and Fidelity Capital Markets Services (“FCMS”).  The soft dollar usage, including relevant spreadsheets and statements provided by the sub-adviser and/or FCMS, is monitored by the Mutual Fund Chief Compliance Officer.  Monthly statements and spreadsheets are presented to the Fund Board of Directors at each quarterly meeting.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of IPS Advisory, the strategic plan involving the Growth & Income Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Growth & Income Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Sub-adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  Because part of Mr. Loest’s compensation may be linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser, Sub-adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 29, 2006

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (85.4%)

Basic Materials (4.0%)
Barrick Gold Corp.	60,000	$1,842,000

Business Service (5.0%)
*Portfolio Recovery Associates	50,000	2,334,500

Business Software & Services (2.6%)
*EPIQ Systems, Inc.	70,000	1,187,900

Chemicals (3.4%)
3M Co.	20,000	1,558,600

Computer Hardware (5.2%)
IBM	25,000	2,428,750

Conglomerates (5.7%)
Raytheon Co.	50,000	2,640,000

Consumer Products (2.5%)
*Apollo Group Inc.	30,000	1,169,100

Diversified Machinery (4.2%)
Teleflex Inc.	30,000	1,936,800

Drugs and Pharmaceuticals (5.0%)
Johnson & Johnson	35,000	2,310,700

Insurance (5.8%)
RenaissanceRe Holdings Ltd.	45,000	2,700,000

Internet Retail (3.6%)
*Expedia Inc.	80,000	1,678,400

Office Supplies (4.8%)
*Xerox Corp	130,000	2,203,500

Oil & Gas Refining & Marketing (5.2%)
Royal Dutch Shell PLC - ADR	34,000	2,406,860

Personal Products (4.4%)
Mckesson Corp	40,000	2,028,000

Publishing (5.4%)
John Wiley & Sons, Inc.	65,000	2,500,550

Retail - Food (3.1%)
Chiquita Brands International, Inc.	90,000	1,437,300

Scientific/Technical Instruments (2.2%)
*Energy Conversion Devices	30,000	1,019,400

Semiconductor (3.5%)
*OmniVision Technologies, Inc.	120,000	1,638,000

Software And Programming (5.2%)
Microsoft Corp.	80,000	2,388,800

Telecom Services-Foreign (4.6%)
Telecom Corp. of New Zealand (ADR)	80,000	2,153,600

TOTAL COMMON STOCKS (COST: $36,092,177)		$39,562,760

MUTUAL FUNDS (1.9%)
UltraShort Small-Cap ProFund - Investor Class (COST: $1,187,814)	65,438	$875,559

REPURCHASE AGREEMENT (6.5%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $3,000,000)
5.000%, dated 12/06/06, due 01/03/07, Collateralized by U.S. Treasury Obligations	$3,000,000	$3,000,000

SHORT-TERM SECURITIES (6.2%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $2,879,579)	2,879,579	$2,879,579

TOTAL INVESTMENTS IN SECURITIES (COST: $43,159,570)		$46,317,898
OTHER ASSETS LESS LIABILITIES		16,413

NET ASSETS		$46,334,311

*Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Assets and Liabilities December 29, 2006

ASSETS
Investments in securities, at value (cost: $43,159,570)	$46,317,898
Cash	1,322
Accrued dividends receivable	83,366
Accrued interest receivable	20,379
Prepaid expenses	24,507
Receivable for funds shares sold	130
Total Assets	$46,447,602

LIABILITIES
Accrued expenses	$22,880
Payable to affiliates	47,606
Payable for fund shares redeemed	42,805
Total Liabilities	$113,291

NET ASSETS	$46,334,311

Net assets are represented by:
Paid-in capital	$329,852,712
Accumulated undistributed net realized gain (loss) on investments	(286,709,724)
Accumulated undistributed net investment income	32,995
Unrealized appreciation (depreciation) on investments	3,158,328
Total amount representing net assets applicable to
1,269,747outstanding shares of no par common stock
(unlimited shares authorized)	$46,334,311

Net asset value per share	$36.49
Public offering price (based on sales charge of 5.75%)	$38.72

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Operations For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$316,925
Dividends	841,092
Total Investment Income	$1,158,017

EXPENSES
Investment advisory fees	$482,227
Distribution (12b-1) fees	241,114
Transfer agent fees	114,725
Accounting service fees	47,987
Administrative service fees	90,614
Custodian fees	7,047
Professional fees	38,466
Trustees fees	4,027
Transfer agent out-of-pockets	9,975
Reports to shareholders	72,127
License, fees, and registrations	18,144
Foreign tax expense	13,586
Audit fees	10,509
Insurance expense	1,971
Legal fees	628
Total Expenses	$1,153,147
Less expenses waived or absorbed by the Fund’s manager	(400,347)
Total Net Expenses	$752,800

NET INVESTMENT INCOME (LOSS)	$405,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,489,858
Net change in unrealized appreciation (depreciation) of investments	1,921,138
Net Realized and Unrealized Gain (Loss) on Investments	$6,410,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,816,213

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the period December 1, 2005 through December 30, 2005

	For the Year Ended December 29, 2006	For The Period December 1, 2005 Through December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$405,217	$18,356
Net realized gain (loss) on investment transactions	4,489,858	391,554
Net change in unrealized appreciation (depreciation) on investments	1,921,138	25,083
Net Increase (Decrease) in Net Assets Resulting From Operations	$6,816,213	$434,993

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.29 and $.01 per share, respectively)	$(372,223)	$(19,298)
Distributions from net realized gain on investment transactions ($.01 and $.00 per share, respectively)	(9,677)	(2,486)
Total Dividends and Distributions	$(381,900)	$(21,784)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,261,156	$73,540
Proceeds from reinvested dividends	367,216	396,140
Cost of shares redeemed	(13,876,008)	(1,538,954)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(12,247,636)	$(1,069,274)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(5,813,323)	$(656,065)

NET ASSETS, BEGINNING OF PERIOD	52,147,634	52,803,699
NET ASSETS, END OF PERIOD	$46,334,311	$52,147,634
Undistributed Net Investment Income	$32,995	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 29, 2006

Note 1. ORGANIZATION

The Integrity Growth & Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund reorganized into the Integrity Growth & Income Fund and became a series of The Integrity Funds.  Prior to this, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The accompanying financial statements and financial highlights are those of the Integrity Growth & Income Fund.  The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	For The Period December 1, 2005 Through December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	381,900	19,298
Long-term Capital Gains	0	2,486
Total	$381,900	$21,784

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$32,995	$0	$32,995	($286,709,724)	$3,158,328	($283,518,401)

As of December 29, 2006, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2007	$248,419,325
2008	$38,290,399

For the year ended December 29, 2006, the Fund made $11,537,269 in permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007, post-October capital losses, post-October currency losses and post-October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2005, the Fund elected to change its financial and tax year-end to December 31 from November 30.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 1,269,747 and 1,630,757 shares were outstanding at December 29, 2006, and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 29, 2006	For The Period December 1, 2005, Through December 30, 2005
Shares sold	36,398	2,283
Shares issued on reinvestment of dividends	10,011	12,473
Shares redeemed	(407,419)	(47,848)
Net increase (decrease)	(361,010)	(33,092)

Note 4.  ACQUISITION OF FUND

The IPS Funds held a special meeting of shareholders of the IPS Millennium Fund and IPS New Frontier Fund (the “Funds”), at the office of IPS Advisory, Inc. [9111 Cross Park Dr., Suite E-120, Knoxville, TN 37923], on March 30, 2005 at 10:00 a.m. Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve the Agreement and Plan of Reorganization (the “Plan”) between IPS Funds, on behalf of each of the Millennium Fund and the New Frontier Fund, and The Integrity Funds, another registered investment company, for itself and on behalf of Integrity Growth & Income Fund (“Growth & Income Fund”), a series of the Integrity Funds and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the IPS Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The IPS Funds Board of Trustees fixed the close of business on January 31, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Integrity Growth & Income Fund was approved by the shareholders on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 1,885,183.819 shares of Integrity Growth & Income Fund for the 1,885,183.819 shares of IPS Millennium Fund on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 97,619.986 shares of Integrity Growth & Income Fund for the 342,663.871 shares of IPS New Frontier Fund on April 22, 2005.  IPS Millennium Fund’s net assets of $54,123,326 on April 22, 2005, including $154,232 of unrealized appreciation, were reorganized into the Integrity Growth and Income Fund.  IPS New Frontier Fund’s net assets of $2,803,419 on April 22, 2005, including $85,871 of unrealized depreciation, were reorganized into the Integrity Growth and Income Fund.  This resulted in total net assets of $56,926,745 for the Integrity Growth & Income Fund at end of day April 22, 2005.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $202,436 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $19,116 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed until March 31, 2007 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Growth & Income Fund do not exceed 1.60%.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $120,557 of distribution fees after partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Funds Distributor of $9,404 at December 29, 2006 for distribution fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $114,725 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $7,523 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $47,987 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $3,814 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $90,614 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $5,642 at December 29, 2006 for administrative service fees.

Note 6. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $37,665,278 and $47,349,375, respectively, for the year ended December 29, 2006.

Note 7. INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $43,159,570.  The net unrealized appreciation of investments based on the cost was $3,158,328, which is comprised of $4,033,778 aggregate gross unrealized appreciation and $875,450 aggregate gross unrealized depreciation.

Note 8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Period December 1, 2005, Through December 30, 2005	For The Year Ended November 30, 2005	For The Year Ended November 30, 2004 (A)	For The Year Ended November 30, 2003 (A)	For The Year Ended November 30, 2002 (A)
NET ASSET VALUE, BEGINNING OF PERIOD	$31.98	$31.74	$29.11	$26.03	$22.43	$29.43

Income from Investment Operations:
Net investment income (loss)	$.32	$.01	$.23	$.41	$.08	$(.07)
Net realized and unrealized gain (loss) on investment transactions	4.49	.24	3.11	2.78	3.52	(6.93)
Total Income (Loss) From Investment Operations	$4.81	$.25	$3.34	$3.19	$3.60	$(7.00)

Less Distributions:
Dividends from net investment income	$(.29)	$(.01)	$(.71)	$(.11)	$.00	$.00
Distributions from net realized gains	(.01)	.00	.00	.00	.00	.00
Total Distributions	$(.30)	$(.01)	$(.71)	$(.11)	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$36.49	$31.98	$31.74	$29.11	$26.03	$22.43

Total Return	15.04%(B)	9.58%(B)(E)	11.60%(B)	12.28%	16.05%	(23.79%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$46,334	$52,148	$52,804	$67,259	$79,384	$94,643
Ratio of net expenses (after expense assumption) to average net assets	1.56%(C)	1.50%(C)(E)	1.46%(C)	1.40%	1.40%	1.34%
Ratio of net investment income to average net assets	0.84%	0.41%(E)	0.66%	1.48%	0.36%	(0.27%)
Portfolio turnover rate	94.23%	9.66%	107.61%(D)	77.87%	169.37%	209.20%

(A) The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund.  The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund as of the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of Integrity Growth & Income Fund.

(B) Excludes maximum sales charge of 5.75%.

(C) During the periods since April 22, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $400,347, $40,314, and $259,259, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.39%, 2.41% and 1.91%, respectively.  During the periods prior to April 22, 2005, IPS Advisory, Inc. did not assume/waive any expenses.

(D) Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(E) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Growth & Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 29, 2006 and the period of December 1, 2005 through December 30, 2005, and the financial highlights for the year ended December 29, 2006, the period of December 1, 2005, through December 30, 2005, and for the year ended November 30, 2005.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the three years in the period ended November 30, 2004, were audited by other auditors who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Growth & Income Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for the year ended December 29, 2006 and the period of December 1, 2005 through December 30, 2005, and financial highlights for the year ended December 29, 2006, the period of December 1, 2005, through December 30, 2005, and for the year ended November 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota  USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Health Sciences Fund (the "Fund") for the year ended December 29, 2006.  The Fund's portfolio and related financial statements are presented within for your review.

Stock market performance was relatively strong in the first few months of the year, peaking on May 9th, followed by a significant pullback, forming a double bottom in June and July. Various gauges of inflation have been contained, but fear of renewed inflation remains a concern. Commodity prices moved up sharply over the last three years and are likely to continue rising for the balance of the current economic expansion, albeit at a more moderate rate. There is increasing evidence to suggest that world economies are entering a new long term inflationary cycle; characterized by gradual but ever rising prices for virtually everything – not just commodities. Such inflationary pressures are typical of the latter stages of shorter-term cyclical economic expansions, similar to the current expansionary environment. Global appetites will be the key driver of higher energy prices, although short term set backs in price are bound to occur, caused by factors such as mild winter weather across much of the U.S.

The Fund (+3.81%*) slightly underperformed its benchmark in 2006, but did quite well in the final quarter of the year. Kos Pharmaceuticals was sold in Novemberfollowing a tender offer by Abbott at better than a 50% premium (almost double our cost).  Andrx (Pharmaceuticals - sold) benefited from an acquisition proposal from Watson Pharmaceuticals. Merck’s (Pharmaceuticals) price has continued the upward trend that began late in 2005. Investors seem encouraged by the combination of management changes, new products, cost reductions, and some favorable outcomes in the ongoing Vioxx litigation. Boston Scientific performed poorly. Factors include product recalls and negative articles concerning drug eluting stent safety and defibrillator malfunction disclosure (by Boston’s recently acquired Guidant unit) that appeared in the media. Boston’s recent downward revision of third quarter earnings and outlook for its Taxus stents also had negative implications for Angiotech Pharmaceuticals (sold). When viewed versus the benchmark, we are overweight Healthcare Facilities and Biotechnology. We are underweight Healthcare Distributors, Managed Healthcare and Pharmaceuticals. Our non-healthcare related holdings had mixed results, Anixter (sold) and Cisco Systems provided strong performance, Hyperion Solutions (sold) and Intel performed poorly.

We manage the Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable healthcare stocks that areexpected increased unit volume beneficiaries.These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not have significant exposure to speculative, money losing biotechnology stocks. We like to think of ourselves as investors in profitable companies, not speculators.

We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change” while still selling at reasonable valuations. At the end of December 2006, the portfolio had an average forward P/E ratio of approximately 17, a consensus future earnings growth rate of just under 16% and an average ROE of about 18%.

With recent advances in gene mapping, technology and a significant expansion of new solutions to health issues, participants in the Fund have potential to take advantage of strong performance.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund’s shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 29, 2006 (Unaudited)

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Depreciation

Decrease in the value of an asset.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

HC - Healthcare	68.2%
O - Other	11.3%
T - Technology	10.7%
S - Services	6.8%
E - Energy	3.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a % of Net Assets)

1.	Merck & Co.	8.3%
2.	Amgen, Inc.	8.2%
3.	Boston Scientific Corp.	7.4%
4.	Caremark RX, Inc.	6.8%
5.	WellPoint Inc.	6.6%
6.	Lifepoint Hospitals, Inc.	6.4%
7.	Genzyme Corp.	5.2%
8.	Biomet, Inc.	4.9%
9.	Wyeth	4.9%
10.	Community Health Systems	4.8%

The Fund’s holdings are subject to change at any time.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,110.23	$13.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.82	$13.26

*Expenses are equal to the annualized expense ratio of 2.65% multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 11.02% for the six-month period of June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
					Since Inception
Integrity Health Sciences Fund	1 year	3 year	5 year	10 year	(June 19, 2000)
Without Sales Charge	3.81%	6.64%	1.30%	N/A	1.98%
With Sales Charge (5.75%)	(2.19%)	4.56%	0.11%	N/A	1.06%

					Since Inception
Lipper Health/Biotechnology Index	1 year	3 year	5 year	10 year	(June 19, 2000)
	4.80%	9.29%	4.68%	N/A	3.94%

					Since Inception
S&P 500 Index	1 year	3 year	5 year	10 year	(June 19, 2000)
	15.79%	10.44%	6.19%	N/A	0.95%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003.  Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Health Sciences Fund, Lipper Health/Biotechnology Index, and the S&P 500 Index

	Integrity Health Sciences Fund w/o Sales Charge	Integrity Health Sciences Fund w/Max Sales Charge	Lipper Health/ Biotechnology Index	S&P 500 Index

06/19/00	$10,000	$ 9,425	$10,000	$10,000
2000	$11,683	$11,012	$11,431	$ 8,937
2001	$10,657	$10,044	$10,235	$ 7,875
2002	$ 7,169	$ 6,757	$ 7,553	$ 6,135
2003	$ 9,376	$ 8,837	$ 9,859	$ 7,894
2004	$ 9,559	$ 9,009	$11,016	$ 8,753
2005	$10,952	$10,322	$12,280	$ 9,183
2006	$11,369	$10,715	$12,869	$10,634

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

he Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”),  the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.;

Various personnel furnishing such services and their duties and qualifications:  The Portfolio Manager of the Fund has over 35 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance:  The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds.  The Fund has underperformed its relative benchmark for the YTD, 1-year, 5-year, 10-year and since inception periods as of September 29, 2006.  However, the Fund has positive returns for the 5-year, 10-year and since inception periods on the Class A shares as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term growth through capital appreciation.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The Adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Koenig's compensation is based on salary paid every other week.  He is not compensated for client retention.   Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees.  This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 29, 2006

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (88.7%)

Communications Equipment (3.9%)
*Cisco Systems, Inc.	6,000	$163,980

Computer Hardware (4.4%)
Intel Corp.	9,000	182,250

Drugs and Pharmaceuticals (35.9%)
*Amgen, Inc.	5,000	341,550
Caremark RX, Inc.	5,000	285,550
*Cephalon, Inc.	2,500	176,025
Merck & Co.	8,000	348,800
*Sciele Pharma, Inc.	6,000	144,000
Wyeth	4,000	203,680
		1,499,605
Energy (3.0%)
Ensco International Inc.	2,500	125,150

Healthcare (20.5%)
*Amsurg Corporation	7,000	161,000
Biomet, Inc.	5,000	206,350
*Genzyme Corp.	3,500	215,530
*WellPoint Inc.	3,500	275,415
		858,295
Hospitals (11.2%)
*Community Health Systems	5,500	200,860
*Lifepoint Hospitals, Inc.	8,000	269,600
		470,460
Medical Equipment (7.4%)
*Boston Scientific Corp.	18,000	309,240

Semiconductor (2.4%)
Texas Instruments	3,500	100,800

TOTAL COMMON STOCKS (COST: $3,264,282)		$3,709,780

SHORT-TERM SECURITIES (11.9%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $499,252)	499,252	$499,252

TOTAL INVESTMENTS IN SECURITIES (COST: $3,763,534)		$4,209,032
OTHER ASSETS LESS LIABILITIES		(28,944)

NET ASSETS		$4,180,088

* Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Assets and Liabilities  December 29, 2006

ASSETS
Investments in securities, at value (cost: $3,763,534)	$4,209,032
Receivable for fund shares sold	150
Accrued dividends receivable	3,541
Accrued interest receivable	2,102
Receivable from manager	541
Prepaid expenses	1,334

Total Assets	$4,216,700

LIABILITIES
Payable for fund shares redeemed	$18,703
Payable to affiliates	6,865
Accrued expenses	11,044

Total Liabilities	$36,612

NET ASSETS	$4,180,088

Net assets are represented by:
Paid-in capital	$3,817,846
Accumulated undistributed net realized gain (loss) on investments	(83,256)
Unrealized appreciation (depreciation) on investments	445,498
Total amount representing net assets applicable to 373,940 outstanding shares of no par common stock (unlimited shares authorized)	$4,180,088

Net asset value per share	$11.18
Public Offering Price (based on sales charge of 5.75%)	$11.86

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Operations  For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$34,219
Dividends	29,338
Total Investment Income	$63,557

EXPENSES
Investment advisory fees	$72,179
Distribution (12b-1) fees	17,312
Transfer agent fees	23,934
Accounting service fees	26,941
Administrative service fees	23,934
Professional fees	7,216
Reports to shareholders	7,580
License, fees, and registrations	3,488
Audit fees	8,050
Insurance expense	2,529
Trustees fees	1,824
Transfer agent out-of-pockets	343
Other fees	470
Total Expenses	$195,800
Less expenses waived or absorbed by the Fund’s manager	(36,406)
Total Net Expenses	$159,394

NET INVESTMENT INCOME (LOSS)	$(95,837)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$950,161
Net change in unrealized appreciation (depreciation) of investments	(755,248)
Net Realized and Unrealized Gain (Loss) on Investments	$194,913

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,076

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the year ended December 30, 2005

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(95,837)	$(174,336)
Net realized gain (loss) on investment transactions	950,161	1,637,278
Net change in unrealized appreciation (depreciation) on investments	(755,248)	(180,646)
Net Increase (Decrease) in Net Assets Resulting From Operations	$99,076	$1,282,296

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$202,623	$289,646
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(4,537,919)	(6,281,526)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(4,335,296)	$(5,991,880)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,236,220)	$(4,709,584)

NET ASSETS, BEGINNING OF PERIOD	8,416,308	13,125,892
NET ASSETS, END OF PERIOD	$4,180,088	$8,416,308
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 29, 2006

Note 1.  ORGANIZATION

The Integrity Health Sciences Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  On September 19, 2003,the Integrity Health Sciences Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Health Sciences Fund.  The Fund seeks long term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the years ended December 29, 2006, and December 30, 2005, no distributions were paid.

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($83,256)	$445,498	$362,242

As of December 29, 2006, the Fund had capital loss carryforwards, which are available to offset future realized capital gains.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2011	$83,256

For the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 373,940 and 781,180 shares were outstanding at December 29, 2006, and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	18,880	28,212
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(426,120)	(643,398)
Net increase (decrease)	(407,240)	(615,186)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $36,810 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $0 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed until March 31, 2007 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of Integrity Health Sciences Fund do not exceed 2.65%.  After such date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that the recoupment will not cause operating expenses to exceed any expense limitation in place at the time.  An expense limitation lowers expense ratios and increases return to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $17,312 of service fee expenses for the year ended December 29, 2006.  The Fund has a payable to Integrity Funds Distributor of $848 at December 29, 2006 for service fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $23,934 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $26,941 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $2,103 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $23,934 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $843,467 and $4,998,766, respectively, for the year ended December 29, 2006.

Note 6.  INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $3,763,534. The net unrealized appreciation of investments based on the cost was $445,498, which is comprised of $825,135 aggregate gross unrealized appreciation and $379,637 aggregate gross unrealized depreciation.

Note 7.  INVESTMENT RISKS

Risks of Health Sciences Companies – Because the Integrity Health Sciences Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies.  The Integrity Health Sciences Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance.  The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances.  In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Note 8.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights  December 29, 2006

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.77	$9.40	$9.22	$7.29	$9.28	$8.71

Income from Investment Operations:
Net investment income (loss)	$(.26)	$(.22)	$(.26)	$(.28)	$(.26)	$(.24)
Net realized and unrealized gain (loss) on investment transactions	.67	1.59	.44	2.21	(1.73)	0.94
Total Income (Loss) From Investment Operations	$.41	$1.37	$.18	$1.93	$(1.99)	$0.70

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	(.13)
Total Distributions	$.00	$.00	$.00	$.00	$.00	$(.13)

NET ASSET VALUE, END OF PERIOD	$11.18	$10.77	$9.40	$9.22	$7.29	$9.28

Total Return	3.81%(A)	14.57%(A)	1.95%(A)	26.47%(A)(D)	(21.44%)(A)	7.94%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,180	$8,416	$13,126	$16,358	$14,343	$22,255
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.59%(B)(C)	3.46%(B)	2.85%(B)
Ratio of net investment income to average net assets	(1.59%)	(1.76%)	(2.34%)	(4.26%)(C)	(3.17%)	(2.46%)
Portfolio turnover rate	15.88%	30.10%	39.80%	20.40%	34.28%	68.38%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $36,406, $41,089, and $42,433, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.26%, 3.06% and 2.93%, respectively.  During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026 and $47,186, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66% and 3.05%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Health Sciences Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Health Sciences Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota  USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity High Income Fund (the “Fund”) for the year ended December 29, 2006.  The Fund’s portfolio and related financial statements are presented within for your review.

Performance

We are pleased to again provide you with steady returns, both relative and absolute.  Our investment philosophy based upon a three-discipline approach proves to work well in many environments, especially “down” markets.

Class of shares	Return 2006	Index	Over/(Under) Performance
A	10.66%*	11.87%	(1.21%)
C	9.84%*	11.87%	(2.03%)

Market Environment

The High Yield market was relatively strong in 2006.  It “softened” a bit at times as higher interest rates and creeping inflation raise concerns about a potential increase in economic weakness to come.  The big example here is homebuilders, where we invested heavily.  Prices sagged through most of the year but began to rally at year-end.

High Yield prefers an environment where credit quality remains solid throughout and default risk stays low.  We are most likely moving into a less certain time and selected sectors are already softening.  There is risk of spreads “widening” but to us, the risk is less overall than in the beginning of 2005.

Investment Strategies and Techniques

This never changes from fund letter to fund letter.  We essentially use three disciplines to invoke our desire for lower downside risk with relative upside participation:

1.	Balance Sheet Test: As a banker would do, we require valuable assets as collateral.
2.	Yield Test: There needs to be enough return (yield spread over the “risk free” treasury).
3.

Focused Portfolio:  We feel we add more value by only using our favourite picks and keeping a nimble number of names in the portfolio.  Just adding names to come with a minimum number of holdings adds risk, in our opinion.  If we had to keep 100 names for instance, numbers 95 through 100 would be the “bottom of the barrel” selections – fillers – with either higher risk or less return.  Furthermore, more holdings add systematic risk, or correlation with the market.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Jeff Cummer

Senior Portfolio Manager & President

SMH Capital Advisors, Inc.

Certified Financial Planner

The views expressed are those of Jeff Cummer, Senior Portfolio Manager & President, SMH Capital Advisors, Inc. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 29, 2006 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares.  Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals.  Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

B	58.9%
BB	12.7%
CCC	25.1%
NR	3.3%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
12/30/2005 NAV (share value)	$10.07	12/30/2005 NAV (share value)	$10.09
12/29/2006 NAV	$10.20	12/29/2006 NAV	$10.22
Total Net Assets	$143,385,144
Number of Issues	43
Average Maturity	7.1 years

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,054.41	$8.93
Class C	$1,000.00	$1,050.53	$12.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.30	$8.77
Class C	$1,000.00	$1,012.57	$12.51

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.75% for Class A and 2.50% for Class C), multiplied by the average account value over the period, multiplied by 179/360 days.  Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 5.44% for the six-month period June 30, 2006 to December 29, 2006.  Class C’s ending account value in the “Actual” section of the table is based on its actual total return of 5.05% for the six-month period of June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
Integrity High Income Fund					Since Inception (April 30, 2004)
Class A Shares	1 year	3 year	5 year	10 year
Without Sales Charge	10.66%	N/A	N/A	N/A	10.54%
With Sales Charge (4.25%)	5.92%	N/A	N/A	N/A	8.77%

Lehman Brothers High Yield Corporate Bond Index	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
	11.87%	N/A	N/A	N/A	8.96%
	For periods ending December 29, 2006
Integrity High Income Fund					Since Inception (April 30, 2004)
Class C Shares	1 year	3 year	5 year	10 year
Without CDSC	9.84%	N/A	N/A	N/A	9.55%
With CDSC (1.00%)	8.84%	N/A	N/A	N/A	9.55%
Lehman Brothers High Yield Corporate Bond Index	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
	11.87%	N/A	N/A	N/A	8.96%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity High Income Fund and the Lehman Brothers High Yield Corporate Bond Index

Class A Shares
	Integrity High Income Fund w/o Sales Charge	Integrity High Income Fund w/Max Sales Charge	Lehman Brothers High Yield Corporate Bond Index
04/30/04	$10,000	$ 9,575	$10,000
2004	$10,981	$10,518	$10,934
2005	$11,803	$11,306	$11,233
2006	$13,061	$12,511	$12,567

Putting Performance into Perspective

Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  SMH Capital Advisors, Inc. (“SMH”), is the Sub-Advisor to the Fund.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the High Income Fund’s portfolio managers, Jeffrey A. Cummer and Dwayne Moyers, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds:  The Fund’s net expense ratio of 1.75% for Class A shares and 2.50% for Class C shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with SMH

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Investment Adviser and SMH with respect to the High Income Fund, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion.  The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services:  The Board felt satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH.  Based on the review of SMH by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, its code of ethics, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory.

Various personnel furnishing such services and their duties and qualifications: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund. A detailed biography of the portfolio managers was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund. The Board is satisfied with SMH’s representations regarding its staffing and capabilities to manage the High Income Fund, including the retention of personnel with significant relevant portfolio management experience.

Investment Performance:  Although the Fund has outperformed its relative benchmark for the 1-year and since inception periods, it has underperformed its relative benchmark for the YTD period as of September 29, 2006. The Fund has positive returns for the periods mentioned above as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing high current income with capital appreciation as a secondary objective.

Analysis of the rates charged by other investment advisers of similar funds:  The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Sub-adviser does not realize material direct benefits from its relationship with the Fund.  The Sub-adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  As of December 31, 2006, both Jeffrey Cummer and Dwayne Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH Capital Advisers, the Sub-Adviser.  The profitability bonus is based on a percentage of the profits of SMH over $1,000,000.  Since profits are expected to increase as assets increase, both Jeff Cummer and Dwayne Moyers are expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the High Income Fund) increase.  Under the Sub-Advisory Agreement between Integrity Money Management and SMH Capital Advisers, SMH Capital Advisers will be entitled to an increase in its compensation as assets in the High Income Fund increase.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

·	In general, SMH Capital Advisers does not invest Accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that either Jeffrey Cummer and Dwayne Moyers recommend a limited investment opportunity for multiple Accounts, SMH Capital Advisers has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by SMH Capital Advisers; provided, however, that SMH Capital Advisers may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 29, 2006

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

CORPORATE BONDS (90.7%)

Aerospace & Defense (0.6%)
Spacehab	5.500%	10/15/2010	1,095,000	$862,142

Auto-Cars/Light Trucks (4.2%)
United Rentals North	6.500	02/15/2012	6,087,000	6,010,913

Broadcast Serv/Program (8.8%)
Sirius Satellite Radio	9.625	08/01/2013	6,460,000	6,355,025
XM Satellite Radio	9.750	05/01/2014	6,264,000	6,232,680
				12,587,705

Building-Residential/Commer (13.0%)
K Hovnanian Enterprises	6.250	01/15/2016	600,000	562,500
Kimball Hill Inc.	10.500	12/15/2012	6,205,000	5,770,650
M/I Homes Inc.	6.875	04/01/2012	3,000,000	2,707,500
Standard Pacific Corporation	6.250	04/01/2014	243,000	226,901
Tech Olympic USA, Inc.	7.500	03/15/2011	243,000	201,690
Tech Olympic USA, Inc.	7.500	01/15/2015	2,598,000	2,039,430
WCI Communities	9.125	05/01/2012	1,234,000	1,184,640
WCI Communities Inc	6.625	03/15/2015	2,018,000	1,740,525
William Lyon Homes	10.750	04/01/2013	4,461,000	4,271,407
				18,705,243

Casino Hotels (17.1%)
155 E Tropicana LLC	8.750	04/01/2012	6,504,000	5,577,180
Boyd Gaming Corp.	6.750	04/15/2014	4,814,000	4,807,982
Magna Entertainment	7.250	12/15/2009	1,304,000	1,244,661
MGM Mirage	6.625	07/15/2015	6,128,000	5,852,240
Trump Entertainment Resorts	8.500	06/01/2015	6,372,000	6,372,000
Wynn Las Vegas	6.625	12/01/2014	705,000	700,594
				24,554,657

Construction Materials (4.2%)
US Concrete Inc.	8.375	04/01/2014	6,187,000	6,047,793

Electronic Comp-Semicon (8.1%)
Advanced Micro Devices	7.750	11/01/2012	259,000	269,360
Amkor Technologies	9.250	06/01/2016	735,000	718,463
Amkor Technologies, Inc.	7.750	05/15/2013	5,140,000	4,741,650
Stoneridge Inc.	11.500	05/01/2012	5,768,000	5,955,460
				11,684,933
Finance - Auto Loans (4.5%)
Ford Motor Credit Co	7.000	10/01/2013	6,658,000	6,392,339

Finance - Invest Bnkr/Brkr (0.9%)
Labranche & Company	11.000	05/15/2012	1,254,000	1,349,617

Food - Retail (3.0%)
Landry's Restaurant	7.500	12/15/2014	4,347,000	4,249,192

Marine Services (1.0%)
Great Lakes Dredge & Dock	7.750	12/15/2013	1,378,000	1,350,440

Medical - Hospitals (3.6%)
Tenet Healthcare	6.875	11/15/2031	5,115,000	4,117,575
Tenet Healthcare Corp.	9.875	07/01/2014	1,027,000	1,046,256
				5,163,831
Miscellaneous Manufacturer (3.2%)
Propex Fabrics Inc.	10.000	12/01/2012	5,118,000	4,523,033

Oil Co. - Explor. & Prod. (5.6%)
Callon Petroleum	9.750	12/08/2010	1,813,000	1,862,857
Clayton William Energy	7.750	08/01/2013	6,746,000	6,189,455
				8,052,312
Oil Refining & Marketing (1.6%)
United Refining	10.500	08/15/2012	2,218,000	2,320,583

Recreational Centers (0.4%)
Town Sports International	9.625	04/15/2011	581,000	610,050

Resorts - Themeparks (3.9%)
Six Flags Inc.	8.875	02/01/2010	173,000	167,378
Six Flags Inc.	9.750	04/15/2013	5,708,000	5,358,385
				5,525,763
Retail - Jewelry (2.4%)
Finlay Fine Jewelry Corp	8.375	06/01/2012	3,554,000	3,411,840

Retail - Major Dept Store (1.3%)
Toys R Us	7.375	10/15/2018	2,367,000	1,917,270

Storage/Warehousing (0.1%)
Mobile Mini Inc.	9.500	07/01/2013	83,000	88,603

Telecom Services (2.8%)
Grande Communications	14.000	04/01/2011	3,432,000	3,715,140
PacWest Telecom Inc.	13.500	02/01/2009	1,179,000	353,700
				4,068,840
Telephone-Integrated (0.4%)
Level 3 Communications Inc.	11.000	03/15/2008	599,000	619,216

TOTAL CORPORATE BONDS (COST: $130,263,601)				$130,096,315

SHORT-TERM SECURITIES (8.1%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $11,550,912)			11,550,912	$11,550,912

TOTAL INVESTMENTS IN SECURITIES (COST: $141,814,513)				$141,647,227

OTHER ASSETS LESS LIABILITIES				1,737,917

				$143,385,144
NET ASSETS

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Assets and LiabilitiesDecember 29, 2006

ASSETS
Investments in securities, at value (cost: $141,814,513)	$141,647,227
Accrued dividends receivable	26,117
Accrued interest receivable	2,665,348
Receivable for fund shares sold	788,719
Prepaid expenses	48,762
Receivable for income taxes withheld	239

Total Assets	$145,176,412

LIABILITIES
Dividends payable	$830,030
Disbursements in excess of demand deposit cash	441,786
Payable for fund shares redeemed	292,812
Payable to affiliates	211,063
Accrued expenses	15,577

Total Liabilities	$1,791,268

NET ASSETS	$143,385,144

Net assets are represented by:
Capital stock outstanding	$143,552,430
Unrealized appreciation (depreciation) on investments	(167,286)
Total amount representing net assets applicable to 14,047,515 outstanding shares of no par common stock (unlimited shares authorized)

$143,385,144

Net Assets Consist of:
Class A	$101,544,885
Class C	$41,840,259
Total Net Assets	$143,385,144

Shares Outstanding:
Class A	9,954,975
Class C	4,092,540

Net Asset Value per share:
Class A	$10.20
Class A – offering price (based on sales charge of 4.25%)	$10.65
Class C	$10.22

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Operations For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$8,793,313
Dividends	277,434
Total Investment Income	$9,070,747

EXPENSES
Investment advisory fees	$985,899
Distribution (12b-1) fees Class A	164,250
Distribution (12b-1) fees Class C	321,872
Administrative service fees	203,163
Transfer agent fees	252,458
Accounting service fees	73,264
Transfer agent out-of-pockets	3,842
Custodian fees	13,803
Professional fees	48,997
Trustees fees	6,382
Reports to shareholders	18,137
Insurance expense	1,900
Legal fees	4,758
Audit fees	7,893
License, fees, and registrations	42,158
Total Expenses	$2,148,776
Less expenses waived or absorbed by the Fund’s manager	(194,346)
Total Net Expenses	$1,954,430

NET INVESTMENT INCOME (LOSS)	$7,116,317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,955,734
Net change in unrealized appreciation (depreciation) of investments	819,213
Net Realized and Unrealized Gain (Loss) on Investments	$2,774,947
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,891,264

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the year ended December 30, 2005

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,116,317	$2,988,202
Net realized gain (loss) on investment transactions	1,955,734	1,268,464
Net change in unrealized appreciation (depreciation) on investments	819,213	(1,381,759)
Net Increase (Decrease) in Net Assets Resulting From Operations	$9,891,264	$2,874,907

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.76 and $.79, respectively)	$(4,938,511)	$(1,819,506)
Class C ($.69 and $.71, respectively)	(2,177,807)	(1,168,697)
Distributions from net realized gain on investment transactions:
Class A ($.14 and $.21, respectively)	(1,383,377)	(771,538)
Class C ($.14 and $.21, respectively)	(572,357)	(496,926)
Total Dividends and Distributions	$(9,072,052)	$(4,256,667)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$75,112,459	$31,022,015
Class C	20,222,970	15,968,437
Proceeds from reinvested dividends:
Class A	3,848,522	1,754,147
Class C	1,732,778	1,059,603
Cost of shares redeemed:
Class A	(15,682,402)	(5,284,315)
Class C	(4,789,665)	(1,116,750)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$80,444,662	$43,403,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	$81,263,874	$42,021,377
NET ASSETS, BEGINNING OF PERIOD	62,121,270	20,099,893
NET ASSETS, END OF PERIOD	$143,385,144	$62,121,270
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 29, 2006

Note 1. ORGANIZATION

The Integrity High Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered. The Fund seeks a high level of current income with capital appreciation as a secondary objective.  Fund commenced operations on April 30, 2004 under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge of 1.00% if shares are redeemed within 12 months of purchase.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	8,260,318	3,979,551
Long-term Capital Gains	811,734	277,116
Total	$9,072,052	$4,256,667

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	($167,286)	($167,286)

For the for the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 29, 2006, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 14,047,515 and 6,165,932 shares were outstanding at December 29, 2006 and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	7,358,845	3,021,763	1,975,863	1,551,490
Shares issued on reinvestment of dividends	377,363	172,284	169,530	103,975
Shares redeemed	(1,533,009)	(517,589)	(467,009)	(109,204)
Net increase (decrease)	6,203,199	2,676,458	1,678,384	1,546,261

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.  SMH Capital Advisors, Inc. (“SMH”), is the Sub-Adviser to the Fund.

The Advisory Agreement between the Fund and Integrity Money Management provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $791,553 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $85,083 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity High Income Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares until March 31, 2007.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.

For the year ended December 29, 2006, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$164,250	$0
Class C Shares	$321,872	$0

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $252,458 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $28,787 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $73,264 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $7,021at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $203,163 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $23,126 at December 29, 2006 for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $104,140,589 and $35,352,818, respectively, for the year ended December 29, 2006.

Note 6. INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $141,814,513. The net unrealized depreciation of investments based on the cost was $167,286, which is comprised of $2,618,074 aggregate gross unrealized appreciation and $2,785,360 aggregate gross unrealized depreciation.

Note 7.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	.27	(.05)	.38
Total Income (Loss) From Investment Operations	$1.03	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	(.14)	(.21)	(.05)
Total Distributions	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.07	$10.33

Total Return	10.66%(A)	7.48%(A)	9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.75%(B)	1.75%(B)	1.69%(B)(C)
Ratio of net investment income to average net assets	7.49%	7.71%	7.20%(C)
Portfolio turnover rate	38.76%	31.69%	29.81%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $130,316, $71,122, and $32,195, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.95%, 2.05%, and 3.00%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 29, 2006

Selected per share data and ratios for the period indicated

Class C Shares

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	$.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	.27	(.06)	.41
Total Income (Loss) From Investment Operations	$.96	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	(.14)	(.21)	(.05)
Total Distributions	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$10.22	$10.09	$10.36

Total Return	9.84%(A)	6.59%(A)	8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.50%(B)	2.50%(B)	2.48%(B)(C)
Ratio of net investment income to average net assets	6.75%	6.96%	6.83%(C)
Portfolio turnover rate	38.76%	31.69%	29.81%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $64,030, $51,581 and $62,188, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.70%, 2.81%, and 4.26%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity High Income Fund

We have audited the accompanying statement of assets and liabilities of Integrity High Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the year ended December 29, 2006, the year ended December 30, 2005 and the period since inception (April 30, 2004) through December 31, 2004.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity High Income Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended December 29, 2006, the year ended December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota   USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Small Cap Growth Fund (the "Fund") for the year ended December 29, 2006.  The Fund's portfolio and related financial statements are presented within for your review.

Stock market performance was relatively strong in the first few months of the year, peaking on May 9th, followed by a significant pullback, forming a double bottom in June and July. Various gauges of inflation have been contained, but fear of renewed inflation remains a concern. Commodity prices moved up sharply over the last three years and are likely to continue rising for the balance of the current economic expansion, albeit at a more moderate rate. There is increasing evidence to suggest that world economies are entering a new long term inflationary cycle; characterized by gradual but ever rising prices for virtually everything – not just commodities. Such inflationary pressures are typical of the latter stages of shorter-term cyclical economic expansions, similar to the current expansionary environment. Global appetites will be the key driver of higher energy prices, although short term set backs in price are bound to occur, caused by factors such as mild winter weather across much of the US.

The Fund (+7.73%*) slightly underperformed its benchmark in 2006, but did quite well in the final quarter of the year. Kos Pharmaceuticals was sold in Novemberfollowing a tender offer by Abbott at better than a 50% premium (almost double our cost).Andrx (Pharmaceuticals - sold) benefited from strong institutional buying followed by an acquisition proposal from Watson Pharmaceuticals. Maverick Tube (Oil & Gas Equipment – sold) agreed to be acquired by Tenaris SA. Other bright spots were: Anixter (Technology Distribution) and Agrium (Specialty Chemicals).Cisco, the leader in networking equipment was very strong. Angiotech (sold) fell on the negative revision to Boston Scientific’s third quarter outlook for its Taxus stents. When viewed versus the benchmark, we are underweight positions in Construction & Engineering, Industrial Machinery, Diversified Commercial Services, and Consumer Discretionary. We are currently overweight Chemicals, Trucking, Capital Markets, Insurance, Pharmaceuticals, Healthcare Providers & Facilities, Biotechnology, Semiconductor & Semiconductor Equipment, Wireless Telecom, and Electronic Equipment.

We manage the Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable small and mid cap growth stocks that areexpected increased unit volume beneficiaries.These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks”. We like to think of ourselves as investors in profitable companies, not speculators.

We focus on rapidly growing companies that were selling at reasonable P/E ratios. We continue to focus on companies that are experiencing “positive change”. At the end of December 2006, the portfolio had an average forward P/E ratio of approximately 14, a consensus future earnings growth rate of 16% and an average ROE of about 22%.

Smaller companies generally have much higher growth prospects than their larger competitors. For this and other reasons, we believe our portfolio is well positioned to take advantage of the expanding economy and current market conditions.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Fund invests in small and mid-sized companies.  Stocks of small and mid-sized companies are more sensitive to changing market conditions and, therefore, investing in such securities involves greater risk than investing in the securities of larger companies.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 29, 2006 (Unaudited)

American Depository Receipt (ADR)

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Depreciation

Decrease in the value of an asset.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

HC – Healthcare	24.7%
T – Technology	24.5%
E – Energy	17.5%
F – Financial	9.5%
O – Other	8.8%
TR – Transportation	7.5%
BM – Basic Materials	4.3%
CG – Capital Goods	3.2%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a % of Net Assets)

1.	Cephalon, Inc.	6.7%
2.	Netease.com Inc. ADR	6.4%
3.	Newfield Exploration	6.2%
4.	E*Trade Financial Corp.	5.5%
5.	Ensco International Inc.	5.5%
6.	Cisco Systems, Inc.	5.2%
7.	Biomet, Inc.	4.8%
8.	Sciele Pharma, Inc.	4.6%
9.	Community Health Systems	4.5%
10.	Agrium Inc.	4.3%

The Fund’s holdings are subject to change at any time.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,062.51	$13.59
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.82	$13.26

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 6.25% for the six-month period of June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
					Since Inception
Integrity Small Cap Growth Fund	1 year	3 year	5 year	10 year	(April 5, 1999)
Without Sales Charge	7.73%	10.46%	5.81%	N/A	9.46%
With Sales Charge (5.75%)	1.57%	8.31%	4.55%	N/A	8.62%

					Since Inception
Lipper Small Cap Growth Index	1 year	3 year	5 year	10 year	(April 5, 1999)
	10.65%	8.90%	6.23%	N/A	7.77%

					Since Inception
Russell 2000 Index	1 year	3 year	5 year	10 year	(April 5, 1999)
	18.37%	13.56%	11.38%	N/A	10.46%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003.  Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Small Cap Growth Fund, Lipper Small Cap Growth Index, and the Russell 2000 Index

	Integrity Small Cap Growth Fund w/o Sales Charge	Integrity Small Cap Growth Fund w/Max Sales Charge	Lipper Small Cap Growth Index	Russell 2000 Index

04/05/99	$10,000	$ 9,425	$10,000	$10,000
1999	$17,892	$16,863	$16,519	$12,673
2000	$17,327	$16,331	$15,155	$12,290
2001	$15,191	$14,318	$13,190	$12,596
2002	$11,467	$10,808	$ 9,546	$10,016
2003	$14,946	$14,087	$13,820	$14,748
2004	$16,747	$15,784	$15,312	$17,452
2005	$18,698	$17,623	$16,129	$18,246
2006	$20,143	$18,985	$17,847	$21,598

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications:  The Portfolio Manager of the Fund has over 35 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance:  The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds.  The Fund has underperformed its relative benchmark for the YTD, 1-year, 5-year, 10-year and since inception periods as of September 29, 2006.  However, the Fund has positive returns for the 1-year, 5-year, 10-year and since inception periods on the Class A shares as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term growth of asset value through capital appreciation.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The Adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Koenig's compensation is based on salary paid every other week.  He is not compensated for client retention.   Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees.  This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds, Inc. shares to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 29, 2006

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (91.2%)

Basic Materials (5.9%)
CONSOL Energy, Inc.	6,000	$192,780
*Dril-Quip, Inc.	6,000	234,960
		427,740

Chemicals (4.3%)
Agrium Inc.	10,000	314,900

Communications Equipment (5.2%)
*Cisco Systems, Inc.	14,000	382,620

Computer Hardware (7.0%)
Intel Corp.	14,500	293,625
*ManTech International	6,000	220,980
		514,605

Computer Services (6.4%)
*Netease.com Inc. ADR	25,000	467,250

Diversified Electronic (1.9%)
*Anixter International Inc	2,500	135,750

Drugs and Pharmaceuticals (11.3%)
*Cephalon, Inc.	7,000	492,870
*Sciele Pharma, Inc.	14,000	336,000
		828,870

Energy (5.5%)
Ensco International Inc.	8,000	400,480

Engineering (3.2%)
*Hovnanian Enterprises	7,000	237,300

Financial (5.6%)
*Dime Bancorp Warrants	20,400	2,958
*E*Trade Financial Corp.	18,000	403,560
		406,518

Healthcare (8.9%)
*Amsurg Corporation	13,000	299,000
Biomet, Inc.	8,500	350,795
		649,795

Hospital (4.5%)
*Community Health Systems	9,000	328,680

Insurance (3.9%)
Berkley (W.R.)	8,250	284,708

Oil And Gas Operations (6.2%)
*Newfield Exploration	9,800	450,310

Semiconductor (3.9%)
Texas Instruments, Inc.	10,000	288,000

Transportation (7.5%)
Arkansas Best Corp.	5,500	198,000
Hunt (JB) Transport	5,000	103,850
*YRC Worldwide Inc.	6,500	245,245
		547,095

TOTAL COMMON STOCKS (COST: $5,405,267)		$6,664,621

SHORT-TERM SECURITIES (9.8%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $718,571)	718,571	$718,571

TOTAL INVESTMENTS IN SECURITIES (COST: $6,123,838)		$7,383,192
OTHER ASSETS LESS LIABILITIES		(74,740)

NET ASSETS		$7,308,452

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements; December 29, 2006

Statement of Assets and Liabilities December 29, 2006

ASSETS
Investments in securities, at value (cost: $6,123,838)	$7,383,192
Accrued dividends receivable	881
Accrued interest receivable	3,032
Prepaid expenses	250
Receivable for fund shares sold	150

Total Assets	$7,387,505

LIABILITIES
Disbursement in excess of demand deposit cash	$32,901
Accrued expenses	12,756
Payable to affiliates	13,971
Payable for fund shares redeemed	19,425

Total Liabilities	$79,053

NET ASSETS	$7,308,452

Net assets are represented by:
Paid-in capital	$6,049,098
Unrealized appreciation (depreciation) on investments	1,259,354
Total amount representing net assets applicable to
822,622 outstanding shares of no par common stock
(unlimited shares authorized)	$7,308,452

Net Asset Value per share	$8.88
Public Offering Price (based on sales charge of 5.75%)	$9.42

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Operations For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$61,033
Dividends	34,536
Total Investment Income	$95,569

EXPENSES
Investment advisory fees	$132,526
Distribution (12b-1) fees	55,219
Transfer agent fees	29,041
Accounting service fees	29,455
Administrative service fees	25,664
Professional fees	8,406
Reports to shareholders	9,412
Insurance expense	6,267
License, fees, and registrations	3,855
Audit fees	5,042
Trustees fees	2,095
Transfer agent out-of-pockets	280
Other fees	966
Total Expenses	$308,228
Less expenses waived or absorbed by the Fund’s manager	(15,566)
Total Net Expenses	$292,662

NET INVESTMENT INCOME (LOSS)	$(197,093)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$2,591,567
Net change in unrealized appreciation (depreciation) of investments	(1,651,327)
Net Realized and Unrealized Gain (Loss) on Investments	$940,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$743,147

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the year ended December 30, 2005

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(197,093)	$(299,428)
Net realized gain (loss) on investment transactions	2,591,567	3,348,668
Net change in unrealized appreciation (depreciation) on investments	(1,651,327)	(1,372,352)
Net Increase (Decrease) in Net Assets Resulting From Operations	$743,147	$1,676,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions ($4.29 and $3.10 respectively)	(2,394,746)	(3,061,875)
Total Dividends and Distributions	$(2,394,746)	$(3,061,875)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$253,424	$151,051
Proceeds from reinvested dividends	2,358,909	3,011,449
Cost of shares redeemed	(8,686,322)	(8,286,674)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(6,073,989)	$(5,124,174)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(7,725,588)	$(6,509,161)

NET ASSETS, BEGINNING OF PERIOD	15,034,040	21,543,201
NET ASSETS, END OF PERIOD	$7,308,452	$15,034,040
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 29, 2006

Note 1.  ORGANIZATION

The Integrity Small Cap Growth Fund (the Fund) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  On September 19, 2003, the Integrity Small Cap Growth Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Small Cap Growth Fund.  The Fund seeks to provide long-term growth through capital appreciation.

Shares are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	114,382	0
Long-term Capital Gains	2,280,364	3,061,875
Total	$2,394,746	$3,061,875

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	$1,259,354	$1,259,354

As of December 29, 2006, the Fund did not have net capital loss carryforwards, which are available to offset future realized capital gains.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

For the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 822,622 and 1,233,638 shares were outstanding at December 29, 2006 and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	19,874	10,767
Shares issued on reinvestment of dividends	263,565	245,032
Shares redeemed	(694,455)	(598,400)
Net increase (decrease)	(411,016)	(342,601)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $116,960 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $4,798 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed until March 31, 2007 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Small Cap Growth Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $55,219 of distribution fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Funds Distributor of $2,996 at December 29, 2006 for service fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $29,041 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $29,455 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $2,233 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $25,664 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $2,511,573 and $10,575,661, respectively, for the year ended December 29, 2006.

Note 6.  INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,123,838.  The net unrealized appreciation of investments based on the cost was $1,259,354, which is comprised of $1,535,868 aggregate gross unrealized appreciation and $276,514 aggregate gross unrealized depreciation.

Note 7.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights  December 29, 2006

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$12.19	$13.67	$12.20	$8.94	$12.54	$12.93

Income from Investment Operations:
Net investment income (loss)	$(.24)	$(.24)	$(.31)	$(.34)	$(.29)	$(.26)
Net realized and unrealized gain (loss) on investment transactions	1.22	1.86	1.78	3.60	(3.31)	.73
Total Income (Loss) From Investment Operations	$.98	$1.62	$1.47	$3.26	$(3.60)	$.47

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	(4.29)	(3.10)	.00	.00	.00	(.86)
Total Distributions	$(4.29)	$(3.10)	$.00	$.00	$.00	$(.86)

NET ASSET VALUE, END OF PERIOD	$8.88	$12.19	$13.67	$12.20	$8.94	$12.54

Total Return	7.73%(A)	11.65%(A)	12.05%(A)	36.47%(A)(D)	(28.71%)(A)	4.02%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,308	$15,034	$21,543	$23,485	$19,099	$31,528
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.45%(B)(C)	3.13%(B)	2.64%(B)
Ratio of net investment income to average net assets	(1.78%)	(1.76%)	(2.19%)	(3.89%)(C)	(2.67%)	(2.09%)
Portfolio turnover rate	25.71%	28.64%	58.45%	59.04%	27.74%	52.13%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $15,566, $15,012, and $53,156, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.79%, 2.74%, and 2.89%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $4,713.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $46,274 and $62,878, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.33% and 2.84%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Small Cap Growth Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated May 22, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Small Cap Growth Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota  USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Technology Fund (the “Fund”) for the year ended December 29, 2006.  The Fund's portfolio and related financial statements are presented within for your review.

Stock market performance was relatively strong in the first few months of the year, peaking on May 9th, followed by a significant pullback, forming a double bottom in June and July. Various gauges of inflation have been contained, but fear of renewed inflation remains a concern. Commodity prices moved up sharply over the last three years and are likely to continue rising for the balance of the current economic expansion, albeit at a more moderate rate. There is increasing evidence to suggest that world economies are entering a new long term inflationary cycle; characterized by gradual but ever rising prices for virtually everything – not just commodities. Such inflationary pressures are typical of the latter stages of shorter-term cyclical economic expansions, similar to the current expansionary environment. Global appetites will be the key driver of higher energy prices, although short term set backs in price are bound to occur, caused by factors such as mild winter weather across much of the U.S.

The Fund (+9.43%*) outperformed its benchmark indices in 2006 as well as for the trailing 3 years and 5 years. Kos Pharmaceuticals was sold in Novemberfollowing a tender offer by Abbott at better than a 50% premium (almost double our cost).Andrx (Pharmaceuticals –sold) benefited from an acquisition proposal from Watson Pharmaceuticals. Our better performers include: America Movil (Wireless Telecom), which continues to grow its subscriber base in Latin America. Trimble Navigation, a provider of GPS equipment and solutions performed well. Anixter (sold) the world’s leading distributor of communications products also performed well. Intel and Boston Scientific performed poorly. Boston’s recent downward revision of third quarter earnings also had negative implications for Angiotech Pharmaceuticals (sold). Intel’s prior negative performance has recently reversed, as its new line of semiconductors has come on-line.  Also hurting performance was Labor Ready (sold).When viewed versus the benchmark, we are overweight Wireless Telecom, Electronic Equipment, and Electronic Manufacturing. We also have significant Healthcare holdings. We are underweight Data Processing, Systems Software, Internet Software, Computer Hardware, Computer Storage, Semiconductors, and Integrated Telecom.

We manage the Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable technology stocks that areexpected increased unit volume beneficiaries.These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks” and “Hot New Issues” that don’t have a real business franchise, reminiscent of the “Dot Com” era of 1999 and early 2000. We like to think of ourselves as investors in profitable companies, not speculators.

We focus on investment in rapidly growing companies with good price momentum selling at reasonable P/E ratios. We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change”. At the end of December 2006, the portfolio had an average forward P/E ratio of approximately 17, a consensus future earnings growth rate of 16% and an average ROE of 30%.

Contrary to popular belief, the tech’s are likely to be the driving force behind the current economic expansion and for decades to come. Participants in the Technology Fund should continue to benefit from these trends.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 29, 2006(Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund’s shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 29, 2006 (Unaudited)

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Depreciation

Decrease in the value of an asset.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

T – Technology	38.1%
H – Healthcare	32.5%
O – Other	18.0%
S – Services	4.2%
F – Financial	3.7%
E – Energy	3.5%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(as a % of Net assets)

1.	Intel Corp.	7.1%
2.	Netease.com Inc. ADR	6.5%
3.	Harris Corp	6.4%
4.	Merck & Co.	5.1%
5.	Texas Instruments, Inc.	5.0%
6.	Biomet, Inc.	4.8%
7.	Cisco Systems, Inc.	4.5%
8.	Genzyme Corp.	4.3%
9.	America Movil SA ADR	4.2%
10.	Cephalon, Inc.	4.1%

The Fund’s holdings are subject to change at any time

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,102.91	$13.86
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.82	$13.26

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 10.29% for the six-month period of June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
					Since Inception (March 2, 2000)
Integrity Technology Fund	1 year	3 year	5 year	10 year
Without Sales Charge	9.43%	10.34%	2.35%	N/A	(21.15%)
With Sales Charge (5.75%)	3.14%	8.17%	1.13%	N/A	(21.83%)

Lipper Science & Technology Index	1 year	3 year	5 year	10 year	Since Inception (March 2, 2000)
	6.73%	5.40%	0.76%	N/A	(13.46%)

Nasdaq 100 Index	1 year	3 year	5 year	10 year	Since Inception (March 2, 2000)
	6.79%	6.17%	2.18%	N/A	(12.08%)

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Technology Fund, the Lipper Science & Technology Index, and the Nasdaq 100 Index

	Integrity Technology Fund w/o Sales Charge	Integrity Technology Fund w/Max Sales Charge	Lipper Science & Technology Index	Nasdaq 100 Index
03/02/2000	$10,000	$ 9,425	$10,000	$10,000
2000	$ 3,953	$ 3,725	$ 5,497	$ 5,530
2001	$ 1,757	$ 1,656	$ 3,588	$ 3,725
2002	$ 1,003	$ 945	$ 2,103	$ 2,325
2003	$ 1,469	$ 1,385	$ 3,183	$ 3,467
2004	$ 1,679	$ 1,583	$ 3,314	$ 3,829
2005	$ 1,801	$ 1,698	$ 3,492	$ 3,885
2006	$ 1,973	$ 1,860	$ 3,727	$ 4,149

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications:  The Portfolio Manager of the Fund has over 35 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance:  The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds.  Although the Fund has outperformed its relative benchmark for the YTD and 5-year periods, it has underperformed its relative benchmark for the 1-year, and since inception periods as of September 29, 2006. The Fund has positive returns for the YTD, 1-year, and 5-year periods on the Class A shares as of September 29, 2006.  In addition, the Fund has been meeting its investment objective for providing long-term growth through capital appreciation.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The Adviser is voluntarily waiving advisory fees due to the small size of the Fund.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Koenig's compensation is based on salary paid every other week.  He is not compensated for client retention.   Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees.  This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments  December 29, 2006

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (82.0%)

Communications Equipment (4.5%)
*Cisco Systems, Inc.	7,000	$191,310

Computer Hardware (7.1%)
Intel Corp.	15,000	303,750

Computer Services (6.5%)
*Netease.com Inc. ADR	15,000	280,350

Diversified Electronic (2.8%)
*Benchmark Electronic	5,000	121,800

Drugs and Pharmaceuticals (16.4%)
*Cephalon, Inc.	2,500	176,025
Merck & Co.	5,000	218,000
*Sciele Pharma, Inc.	6,500	156,000
Wyeth	3,000	152,760
		702,785

Energy (3.5%)
Ensco International Inc.	3,000	150,180

Financial (3.7%)
*E*Trade Financial Corp.	7,000	156,940

Healthcare (12.9%)
*Amsurg Corporation	7,000	161,000
Biomet, Inc.	5,000	206,350
*Genzyme Corp.	3,000	184,740
		552,090

Medical Equipment (3.2%)
*Boston Scientific Corp.	8,000	137,440

Semiconductor (5.0%)
Texas Instruments, Inc.	7,500	216,000

Software And Programming (2.8%)
Microsoft Corp.	4,000	119,440

Telecommunications (13.6%)
America Movil SA ADR	4,000	180,880
*Covad Communications Group Inc.	667	920
Harris Corp	6,000	275,160
*Trimble Navigation	2,500	126,825
		583,785

TOTAL COMMON STOCKS (COST: $2,928,888)		$3,515,870

SHORT-TERM SECURITIES (19.1%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $818,816)	818,816	$818,816

TOTAL INVESTMENTS IN SECURITIES (COST: $3,747,704)		$4,334,686
OTHER ASSETS LESS LIABILITIES		(46,747)

NET ASSETS		$4,287,939

*Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Assets and Liabilities  December 29, 2006

ASSETS
Investments in securities, at value (cost: $3,747,704)	$4,334,686
Accrued dividends receivable	1,901
Accrued interest receivable	3,208
Receivable from manager	623
Receivable for fund shares sold	150
Prepaid expenses	2,698
Total Assets	$4,343,266

LIABILITIES
Accrued expenses	$9,691
Payable to affiliates	6,923
Payable for fund shares redeemed	38,713
Total Liabilities	$55,327

NET ASSETS	$4,287,939

Net assets are represented by:
Paid-in capital	$42,362,594
Accumulated undistributed net realized gain (loss) on investments	(38,661,637)
Unrealized appreciation (depreciation) on investments	586,982
Total amount representing net assets applicable to 435,060 outstanding shares of no par common stock (unlimited shares authorized)

$4,287,939

Net asset value per share	$9.86
Public Offering Price (based on sales charge of 5.75%)	$10.46

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Operations  For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$51,774
Dividends	36,326
Total Investment Income	$88,100

EXPENSES
Investment advisory fees	$73,691
Distribution (12b-1) fees	17,779
Transfer agent fees	23,934
Accounting service fees	27,004
Administrative service fees	23,934
Custodian fees	3,906
Professional fees	7,662
Trustees fees	1,832
Transfer agent out-of-pockets	537
Reports to shareholders	10,265
Insurance expense	2,826
License, fees, and registrations	3,458
Foreign tax expense	178
Legal fees	504
Audit fees	8,182
Total Expenses	$205,692
Less expenses waived or absorbed by the Fund’s manager	(42,958)
Total Net Expenses	$162,734

NET INVESTMENT INCOME (LOSS)	$(74,634)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,865,057
Net change in unrealized appreciation (depreciation) of investments	(1,287,554)
Net Realized and Unrealized Gain (Loss) on Investments	$577,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$502,869

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the year ended December 30, 2005

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(74,634)	$(150,440)
Net realized gain (loss) on investment transactions	1,865,057	1,777,060
Net change in unrealized appreciation (depreciation) on investments	(1,287,554)	(1,042,829)
Net Increase (Decrease) in Net Assets Resulting From Operations	$502,869	$583,791

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$192,707	$514,978
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(5,140,901)	(4,685,410)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(4,948,194)	$(4,170,432)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,445,325)	$(3,586,641)

NET ASSETS, BEGINNING OF PERIOD	8,733,264	12,319,905
NET ASSETS, END OF PERIOD	$4,287,939	$8,733,264
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 29, 2006

Note 1.  ORGANIZATION

The Integrity Technology Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  On September 19, 2003,the Integrity Technology Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Technology Fund.  The Fund seeks long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation –Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the years ended December 29, 2006, and December 30, 2005, no distributions were paid.

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($38,661,637)	$586,982	($38,074,655)

As of December 29, 2006, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$6,818,038
2009	$24,860,489
2010	$6,063,295
2011	$919,815

For the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders –Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation), related to open futures contracts, is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 435,060 and 969,319 shares were outstanding at December 29, 2006, and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	20,317	59,357
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(554,576)	(558,855)
Net increase (decrease)	(534,259)	(499,498)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $32,282 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  The Fund has a payable to Integrity Money Management of $0 at December 29, 2006 for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed until March 31, 2007 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Technology Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $17,779 of distribution fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Funds Distributor of $874 at December 29, 2006.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $23,934 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $27,004 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $2,108 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $23,934 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $984,259 and $6,038,477, respectively, for the year ended December 29, 2006.

Note 6.  INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $3,747,704.  The net unrealized appreciation of investments based on the cost was $586,982, which is comprised of $820,131 aggregate gross unrealized appreciation and $233,149 aggregate gross unrealized depreciation.

Note 7.  INVESTMENT RISKS

Risks of Technology-Related Companies – Because the Integrity Technology Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies.  The Technology Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance.  The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition.  In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Note 8.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights  December 29, 2006

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002*
NET ASSET VALUE, BEGINNING OF PERIOD	$9.01	$8.39	$7.34	$4.71	$8.00	$10.22

Income from Investment Operations:
Net investment income (loss)	$(.17)	$(.16)	$(.20)	$(.23)	$(.21)	$(.22)
Net realized and unrealized gain (loss) on investment transactions	1.02	.78	1.25	2.86	(3.08)	(2.00)
Total Income (Loss) From Investment Operations	$.85	$.62	$1.05	$2.63	$(3.29)	$(2.22)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total Distributions	$.00	$.00	$.00	$.00	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$9.86	$9.01	$8.39	$7.34	$4.71	$8.00

Total Returns	9.43%(A)	7.39%(A)	14.31%(A)	55.84%(A)(D)	(41.13%)(A)	(21.72%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,288	$8,733	$12,320	$13,456	$9,447	$16,763
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.85%(B)(C)	4.12%(B)	3.26%(B)
Ratio of net investment income to average net assets	(1.21%)	(1.54%)	(2.33%)	(4.64%)(C)	(3.93%)	(3.01%)
Portfolio turnover rate	18.26%	33.51%	49.29%	77.40%	116.42%	360.05%

* Adjusted for a 1:5 reverse split on April 13, 2001.

(A)  Excludes maximum sales charges of 5.75%.

(B)  During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $42,958, $50,468 and $39,849, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.35%, 3.17% and 2.96%, respectively.  During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037 and $63,109, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.62% and 3.68%, respectively.

(C)  Ratio is annualized.

(D)  Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Technology Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Technology Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Technology Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota  USA

February 12, 2007

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Value Fund (the “Fund”) for the year ended December 29, 2006.  The Fund’s portfolio and related financial statements are presented within for your review.

Stock market performance was relatively strong in the first few months of the year, peaking on May 9th, followed by a significant pullback, forming a double bottom in June and July. Various gauges of inflation have been contained, but fear of renewed inflation remains a concern. Commodity prices moved up sharply over the last three years and are likely to continue rising for the balance of the current economic expansion, albeit at a more moderate rate. There is increasing evidence to suggest that world economies are entering a new long term inflationary cycle; characterized by gradual but ever rising prices for virtually everything – not just commodities. Such inflationary pressures are typical of the latter stages of shorter-term cyclical economic expansions, similar to the current expansionary environment. Global appetites will be the key driver of higher energy prices, although short term set backs in price are bound to occur, caused by factors such as mild winter weather across much of the U.S.

The Fund (+8.60%*) underperformed its benchmark over the first twelve months of 2006, but did quite well in the final quarter of the year. Kos Pharmaceuticals (one of our largest holdings) was sold in Novemberfollowing a tender offer by Abbott at better than a 50% premium (almost double our cost). We had expected a buy out from someone for quite some time. Andrx (Pharmaceuticals – sold) benefited from strong institutional buying followed by an acquisition proposal from Watson Pharmaceuticals. Maverick Tube (Oil & Gas Equipment – sold), agreed to be acquired by Tenaris SA. In the technology area, Anixter (Technology Distribution - sold) and Cisco Systems (Communication Equipment) appreciated nicely. Merck (Pharmaceuticals) was also strong. Investors seem encouraged by the combination of management changes, new products, cost reductions, and ongoing Vioxx litigation. When viewed versus the benchmark, the Fund’s performance was negatively affected by its underweight exposure to Metals & Mining, Railroads, Consumer Discretionary, Aerospace & Defense, Media, Food & Staples Retail, and Integrated Telecom. Intel (Electronics) and Boston Scientific (Health Care Equipment) performed poorly. Boston’s recent downward revision of third quarter earnings had negative implications for Angiotech Pharmaceuticals (sold).

We manage the Fund using our quantitative intelligent expert system for stock selection.  The portfolio is focused on profitable value stocks that areexpected increased unit volume beneficiaries.These are typicallyenterprises, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative “Red Ink Turn Arounds” with an unattractive business franchise. We like to think of ourselves as investors in profitable companies, not speculators.

We continue to focus on companies that are experiencing “positive change” while still selling at reasonable valuations as opposed to high-yielding, low-growth defensive stocks such as utilities and consumer staples. We do not invest in high yield issues without regard to the viability and attractiveness of the underlying business franchise. At the end of December 2006, the portfolio had an average forward P/E ratio of approximately 15, a consensus future earnings growth rate of 14% and an average ROE of over 22%.

While value investing is generally considered to be a defensive style, often underperforming in a bull market, we nevertheless believe our Value Fund is well positioned to take advantage of what we expect to be a vibrant economic expansion in the years ahead.

If you would like more frequent updates, visit our website at <www.integrityfunds.com> for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Fund invests in small and mid-sized companies.  Stocks of small and mid-sized companies are more sensitive to changing market conditions and, therefore, investing in such securities involves greater risk than investing in the securities of larger companies.

December 29, 2006 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com.  This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund’s shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  December 29, 2006 (Unaudited)

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation

Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return.

Depreciation

Decrease in the value of an asset.

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value

Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

December 29, 2006 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

H - Healthcare	35.7%
T - Technology	18.5%
F - Financial	12.9%
E - Energy	10.3%
O - Other	10.0%
CG - Capital Goods	9.9%
TR - Transportation	2.7%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(as a % of Net Assets)

1.	ConocoPhillips	6.8%
2.	Netease.com Inc. ADR	6.2%
3.	Biomet, Inc.	5.8%
4.	Intel Corp.	5.7%
5.	Hovnanian Enterprises	5.6%
6.	Merck & Co.	5.1%
7.	Cephalon, Inc.	5.0%
8.	Boston Scientific Corp.	4.9%
9.	Wyeth	4.8%
10.	J.P. Morgan Chase & Co.	4.6%

The Fund’s holdings are subject to change at any time.

December 29, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2006 to December 29, 2006.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/06	Ending Account Value 12/29/06	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,094.45	$13.80
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.82	$13.26

* Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 9.45% for the six-month period from June 30, 2006 to December 29, 2006.

December 29, 2006 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 29, 2006
					Since Inception
Integrity Value Fund	1 year	3 year	5 year	10 year	(May 26, 1998)
Without Sales Charge	8.60%	7.53%	4.99%	N/A	1.84%
With Sales Charge (5.75%)	2.37%	5.43%	3.75%	N/A	1.14%

					Since Inception
Lipper Large Cap Value Index	1 year	3 year	5 year	10 year	(May 26, 1998)
	18.28%	12.07%	7.67%	N/A	5.59%

					Since Inception
Dow Jones Composite Index	1 year	3 year	5 year	10 year	(May 26, 1998)
	15.71%	13.55%	9.75%	N/A	6.69%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.  The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003.  Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 29, 2006 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Value Fund, Lipper Large Cap Value Index, and the Dow Jones Composite Index

	Integrity Value Fund w/o Sales Charge	Integrity Value Fund w/Max Sales Charge	Lipper Large Cap Value Index	Dow Jones Composite Index
05/26/98	$10,000	$ 9,425	$10,000	$10,000
1998	$ 9,990	$ 9,416	$10,682	$10,279
1999	$10,468	$ 9,866	$11,833	$11,717
2000	$10,237	$ 9,648	$12,065	$12,316
2001	$ 9,165	$ 8,638	$11,030	$10,952
2002	$ 7,677	$ 7,236	$ 8,860	$ 9,207
2003	$ 9,404	$ 8,864	$11,340	$11,914
2004	$10,091	$ 9,511	$12,700	$13,770
2005	$10,767	$10,148	$13,496	$15,076
2006	$11,693	$11,021	$15,963	$17,445

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

December 29, 2006 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 N. Main St. Minot, ND 58703 54	Trustee	Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 71	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (Since April 2005); Trustee, Integrity Managed Portfolios (Since January 1996); Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 59	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999).	16	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 62	Trustee Chairman President	Since May 2003

Director (since September 1987), President (September 2002 to May 2003), CEO (Since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc., (April 1994 to June 2004), Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc., Trustee, Chairman, President and Treasurer (January 2006 to May 2004), Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Capital Financial Services, Inc., and Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Vice President Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., ND Capital, Inc. (August 1988 to September 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (Since January 1996); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter.  Messr. Walstad is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 29, 2006 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 25, 2006, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services:  The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications:  The Portfolio Manager of the Fund has over 35 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Trustees.  This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance:  The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds.  The Fund has underperformed its relative benchmark for the YTD, 1-year, 5-year, 10-year and since inception periods as of September 29, 2006.  However, the Fund has positive returns for the 1-year, 5-year, and since inception periods on the Class A shares as of September 29, 2006.

Profitability:  The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser.  Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period.  The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale:  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds:  The Adviser is voluntarily waiving advisory fees due to the small size of the Fund.  At times the Adviser is reimbursing the Fund for expenses paid above the contractual expense cap.  The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund.  The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Koenig's compensation is based on salary paid every other week.  He is not compensated for client retention.   Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees.  This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

·

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments  December 29, 2006

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (90.1%)

Banks (4.6%)
J.P. Morgan Chase & Co.	2,000	$96,600

Communications Equipment (3.9%)
*Cisco Systems, Inc.	3,000	81,990

Computer Hardware (5.7%)
Intel Corp.	6,000	121,500

Computer Services (6.2%)
*Netease.com Inc. ADR	7,000	130,830

Drugs and Pharmaceuticals (17.7%)
*Cephalon, Inc.	1,500	105,615
Merck & Co.	2,500	109,000
*Sciele Pharma, Inc.	2,500	60,000
Wyeth	2,000	101,840
		376,455
Energy (3.5%)
Ensco International Inc.	1,500	75,090

Engineering (5.6%)
*Hovnanian Enterprises	3,500	118,650

Financial (4.4%)
Merrill Lynch	1,000	93,100

Healthcare (13.1%)
*Amsurg Corporation	3,500	80,500
Biomet, Inc.	3,000	123,810
*Genzyme Corp.	1,200	73,896
		278,206
Insurance (4.0%)
Berkley (W.R.)	2,450	84,550

Machinery & Equipment (4.3%)
Caterpillar Inc	1,500	91,995

Medical Equipment (4.9%)
*Boston Scientific Corp.	6,000	103,080

Oil And Gas Operations (6.8%)
ConocoPhillips	2,000	143,900

Semiconductor (2.7%)
Texas Instruments	2,000	57,600

Transportation (2.7%)
*YRC Worldwide Inc.	1,500	56,595

TOTAL COMMON STOCKS (COST: $1,699,809)		$1,910,141

SHORT-TERM SECURITIES (10.5%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $223,325)	223,325	$223,325

TOTAL INVESTMENTS IN SECURITIES (COST: $1,923,134)		$2,133,466
OTHER ASSETS LESS LIABILITIES		(13,002)

NET ASSETS		$2,120,464

*Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 29, 2006

Statement of Assets and Liabilities  December 29, 2006

ASSETS
Investments in securities, at value (cost: $1,923,134)	$2,133,466
Accrued dividends receivable	1,048
Accrued interest receivable	906
Receivable from manager	4,672
Prepaid expenses	1,174
Total Assets	$2,141,266

LIABILITIES
Payable to affiliates	$6,369
Accrued expenses	8,902
Payable for fund shares redeemed	5,531
Total Liabilities	$20,802

NET ASSETS	$2,120,464

Net assets are represented by:
Paid-in capital	$2,327,889
Accumulated undistributed net realized gain (loss) on investments	(417,757)
Unrealized appreciation (depreciation) on investments	210,332
Total amount representing net assets applicable to
188,719 outstanding shares of no par common stock
(unlimited shares authorized)	$2,120,464

Net asset value per share	$11.24
Public Offering Price (based on sales charge of 5.75%)	$11.93

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Operations  For the year ended December 29, 2006

INVESTMENT INCOME
Interest	$20,010
Dividends	25,382
Total Investment Income	$45,392

EXPENSES
Investment advisory fees	$33,520
Distribution (12b-1) fees	9,733
Transfer agent fees	23,934
Accounting service fees	25,609
Administrative service fees	23,934
Custodian fees	3,591
Professional fees	7,742
Insurance expense	2,650
Reports to shareholders	4,356
Audit fees	7,237
Other fees	992
Total Expenses	$143,298
Less expenses waived or absorbed by the Fund’s manager	(54,469)
Total Net Expenses	$88,829

NET INVESTMENT INCOME (LOSS)	$(43,437)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$422,105
Net change in unrealized appreciation (depreciation) of investments	(137,823)
Net Realized and Unrealized Gain (Loss) on Investments	$284,282

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,845

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 29, 2006

Statement of Changes in Net Assets

For the year ended December 29, 2006 and the year ended December 30, 2005

		For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)		$(43,437)	$(85,886)
Net realized gain (loss) on investment transactions		422,105	829,993
Net change in unrealized appreciation (depreciation) on investments		(137,823)	(480,234)
Net Increase (Decrease) in Net Assets Resulting From Operations		$240,845	$263,873

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS		0
Dividends from net investment income	$		$0
Distributions from net realized gain on investment transactions		0	0
Total Dividends and Distributions		$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares		$75,502	$238,205
Proceeds from reinvested dividends		0	0
Cost of shares redeemed		(3,077,208)	(5,272,297)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions		$(3,001,706)	$(5,034,092)

TOTAL INCREASE (DECREASE) IN NET ASSETS		$(2,760,861)	$(4,770,219)

NET ASSETS, BEGINNING OF PERIOD		4,881,325	9,651,544
NET ASSETS, END OF PERIOD		$2,120,464	$4,881,325
Undistributed Net Investment Income		$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 29, 2006

Note 1.  ORGANIZATION

The Integrity Value Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently seven portfolios are offered.  On September 19, 2003, the Integrity Value Fund became a series of the Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds which were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Value Fund.  The Fund seeks above average total return through a combination of capital appreciation and dividend income.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Administrator using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 29, 2006	December 30, 2005
Tax-Exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the fiscal years ended December 29, 2006 and December 30, 2005, no distributions were paid.

As of December 29, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($417,757)	$210,332	($207,425)

As of December 29, 2006, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2011	$417,757

For the year ended December 29, 2006, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended December 29, 2006, the Fund deferred to January 1, 2007 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 29, 2006, there were unlimited shares of no par authorized; 188,719 and 471,835 shares were outstanding at December 29, 2006, and December 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005
Shares sold	7,065	23,906
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(290,181)	(546,779)
Net increase (decrease)	(283,116)	(522,873)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $895 of investment advisory fees after a partial waiver for the year ended December 29, 2006.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed until March 31, 2007 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Value Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $9,733 of distribution fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Funds Distributor of $431 at December 29, 2006 for distribution fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $23,934 of transfer agency fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $25,609 of accounting service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $2,019 at December 29, 2006 for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses.  An additional fee with a minimum $500 per month will be charged for each additional share class.  The Fund has recognized $23,934 of administrative service fees for the year ended December 29, 2006.  The Fund has a payable to Integrity Fund Services of $1,933 at December 29, 2006 for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $435,195 and $3,260,686, respectively, for the year ended December 29, 2006.

Note 6.  INVESTMENT IN SECURITIES

At December 29, 2006, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,923,134.  The net unrealized appreciation of investments based on the cost was $210,332, which is comprised of $379,850 aggregate gross unrealized appreciation and $169,518 aggregate gross unrealized depreciation.

Note 7.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements.  This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted  accounting principles and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund is presently evaluating the impact of adopting SFAS 157.

Financial Highlights  December 29, 2006

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35	$9.70	$9.04	$6.82	$9.28	$9.12

Income from Investment Operations:
Net investment income (loss)	$(.23)	$(.18)	$(.11)	$(.12)	$(.05)	$(.07)
Net realized and unrealized gain (loss) on investment transactions	1.12	.83	.77	2.34	(2.41)	.23
Total Income (Loss) From Investment Operations	$.89	$.65	$.66	$2.22	$(2.46)	$.16

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total Distributions	$.00	$.00	$.00	$.00	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$11.24	$10.35	$9.70	$9.04	$6.82	$9.28

Total Return	8.60%(A)	6.70%(A)	7.30%(A)	32.55%(A)(C)	(26.51%)(A)	1.75%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,120	$4,881	$9,652	$10,730	$8,562	$11,826
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.66%(B)(D)	3.64%(B)	3.13%(B)
Ratio of net investment income to average net assets	(1.29%)	(1.34%)	(1.06%)	(1.94%)(D)	(0.63%)	(0.71%)
Portfolio turnover rate	14.80%	29.96%	81.42%	34.08%	45.09%	30.41%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $54,469, $37,394 and $22,747, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.28%, 3.23% and 2.87%, respectively.  During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $14,133.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.85%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $0 and $0, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.64% and 3.13%, respectively.

(C) Ratio is not annualized.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Value Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Value Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 29, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 29, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Value Fund of The Integrity Funds as of December 29, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended December 29, 2006 and December 30, 2005, and the financial highlights for the years ended December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota  USA

February 12, 2007

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	There were no amendments to the Code during the period covered by the report.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
		2005	$44,950
		2006	$42,100
	(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
Audit-Related Fees
		2005	$6,125
		2006	$11,700
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
		2005	$15,100
		2006	$7,700
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) of item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/Robert E. Walstad
Robert E. Walstad
President, The Integrity Funds

Date:	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Robert E. Walstad
Robert E. Walstad
President, The Integrity Funds

Date:	March 5, 2007

By:		/s/Laura K. Anderson
Laura K. Anderson
Treasurer, The Integrity Funds

Date:	March 5, 2007